UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ACM Research, Inc.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS and PROXY STATEMENT
2026 Annual Meeting June 10, 2026 7 a.m., Pacific time Virtual-only meeting, with webcast access at virtualshareholdermeeting.com/ACMR2026	Inside CEO’s letter to stockholders
Information on voting proposals:
Election of four directors
Ratification of appointment of independent auditor for 2026

42307 Osgood Rd, Suite I Fremont, California 94539
April 27, 2026
Dear Fellow Stockholder:
It is my pleasure to invite you to attend the Annual Meeting of Stockholders of ACM Research, Inc. to be held on June 10, 2026, at 7 a.m., Pacific time. This year’s Annual Meeting will be a “virtual meeting” conducted via live audio webcast, consistent with our prior practice. Each holder of Class A or Class B common stock as of 5 p.m., Eastern time, on the record date of April 13, 2026, will be able to participate in the Annual Meeting by accessing a live webcast at virtualshareholdermeeting.com/ACMR2026 and entering the control number included on the stockholder’s Notice of Internet Availability of Proxy Materials or proxy card. Stockholders will also be able to vote their shares and submit questions via the Internet during the meeting by participating in the webcast.
During the Annual Meeting, stockholders will be asked to elect the entire board of directors and to ratify the appointment of Ernst & Young Hua Ming LLP as our independent auditor for 2026.
We are furnishing proxy materials to our stockholders over the Internet. This process expedites the delivery of proxy materials to our stockholders, lowers our costs and reduces the environmental impact of the Annual Meeting. Today we are sending to each of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement for the Annual Meeting and our 2025 Annual Report to Stockholders, as well as how to vote via proxy either by telephone or over the Internet.
It is important that you vote your shares of Class A and Class B common stock virtually or by proxy, regardless of the number of shares you own. You will find the instructions for voting on your Notice of Internet Availability of Proxy Materials or proxy card. We appreciate your prompt attention.
The board invites you to participate in the Annual Meeting so that management can listen to your suggestions, answer your questions, and discuss business developments and trends with you. Thank you for your support, and we look forward to joining you at the Annual Meeting.
Sincerely,
David H. Wang
Chief Executive Officer and President

42307 Osgood Rd, Suite I Fremont, California 94539

Notice of 2026 Annual Meeting
of Stockholders
Meeting Details
When
7 a.m., Pacific time,
on June 10, 2026
Where
Webcast only, access at:
virtualshareholdermeeting.com/ACMR2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON June 10, 2026:
The Notice of 2026 Annual Meeting of Stockholders, the Proxy Statement, the 2026 Annual Report to Stockholders and instructions for voting via the Internet can be accessed at proxyvote.com.
To Stockholders of ACM Research, Inc.:
The board of directors is soliciting proxies for use at the ACM Research, Inc. 2026 Annual Meeting of Stockholders. You are receiving the enclosed proxy statement because you were a holder of Class A or Class B common stock as of 5 p.m., Eastern time, on the record date of April 13, 2026 and therefore are entitled to vote at the Annual Meeting.
You may participate in the Annual Meeting, including casting votes and submitting questions, by accessing a live webcast at virtualshareholdermeeting.com/ACMR2026 and then using the 16-digit control number provided on the Notice of Internet Availability of Proxy Materials or proxy card being delivered to you. Online check-in to the Annual Meeting will begin at 6:45 a.m., Pacific time, and stockholders are encouraged to allow time to log in to the meeting webcast and test their computer audio system. There will be no physical location for the Annual Meeting.
How to Vote in Advance
Your vote is important. Please vote as soon as possible by one of the methods shown below. Your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form should be readily available.

Internet Vote from any web-enabled device at proxyvote.com	Telephone Vote toll-free by calling +1.800.690.6903	Mail Vote by mailing a signed, completed proxy card in the postage-paid, pre-addressed envelope

The Annual Meeting will be held to consider and vote upon the following proposals:

Proposal

1	Election of four directors
2	Ratification of appointment of independent auditor for 2026
In addition, any other business properly presented may be acted upon at the Annual Meeting. Each share of Class A common stock is entitled to one vote, and each share of Class B common stock is entitled to twenty votes for each proposal.

42307 Osgood Rd, Suite I Fremont, California 94539
In accordance with Securities and Exchange Commission rules, we are providing stockholders with access to proxy materials on the Internet, instead of mailing printed copies. We are mailing to stockholders, commencing on or about April 27, 2026, a Notice of Internet Availability of Proxy Materials to provide:
•directions for accessing and reviewing the proxy materials on the Internet and submitting a proxy over the Internet or by telephone;
•instructions for requesting copies of proxy materials in printed form or by email at no charge; and
•a control number for use in submitting proxies and accessing the Annual Meeting webcast.
By Order of the Board,
Mark McKechnie
Secretary
April 27, 2026

We will maintain a list of stockholders of record as of the record date at our corporate headquarters located at 42307 Osgood Road, Suite I, Fremont, California 94539 for a period of ten days prior to, and ending at the close of, the Annual Meeting. In order for us to make the list available to you quickly and safety, we recommend that you notify us by emailing investor.relations@acmrcsh.com one business day in advance of the day on which you intend to review the list. Beginning fifteen minutes prior to, and ending at the close of, the Annual Meeting, the list of our stockholders of record will be available for viewing by stockholders for any purpose germane to the meeting at virtualshareholdermeeting.com/ACMR2026.

42307 Osgood Rd, Suite I Fremont, California 94539
2026 Annual Meeting of Stockholders
Proxy Statement dated April 27, 2026
ACM Research, Inc., a Delaware corporation, is furnishing this Proxy Statement and related proxy materials in connection with the solicitation by its board of directors of proxies to be voted at its 2026 Annual Meeting of Stockholders and any adjournments. ACM Research, Inc. is providing these materials to the holders of record of its Class A common stock, $0.0001 par value per share, and Class B common stock, $0.0001 par value per share, as of 5 p.m., Eastern time, on the record date of April 13, 2026 and is first mailing the materials on or about April 27, 2026.
The Annual Meeting is scheduled to be held exclusively by webcast as follows:

Date Thursday, June 10, 2026	Date 7 a.m., Pacific time	Meeting Webcast Address virtualshareholdermeeting.com/ACMR2026

Your vote is important.
Please see the detailed information that follows in the Proxy Statement.

42307 Osgood Rd, Suite I Fremont, California 94539

2026 Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. References in this Proxy Statement to “ACM,” “ACM Research” and to “we,” “us,” “our” and similar terms refer to ACM Research, Inc.
Annual Meeting of Stockholders

Time and Date 7 a.m., Pacific time, on June 10, 2026	Meeting Webcast Address virtualshareholdermeeting.com/ACMR2026	Record Date 5 p.m., Eastern time, on April 13, 2026

Voting
Stockholders will be entitled to one vote for each outstanding share of Class A common stock they hold of record as of the record date and twenty votes for each outstanding share of Class B common stock they hold of record as of the record date.
Total Votes Per Proposal
161,059,224 votes, based on 61,223,064 shares of Class A common stock and 4,991,808 shares of Class B common stock outstanding as of the record date.
Annual Meeting Agenda

Proposal		Board Recommendation

1	Election of four directors	FOR each nominee
2	Ratification of appointment of independent auditor for 2026	FOR
How to Cast Your Vote
You can vote by any of the following methods until 11:59 p.m., Eastern time, on June 9, 2026 or at the Annual Meeting on June 10, 2026:

Internet From any web-enabled device at proxyvote.com	Telephone +1.800.690.6903	Mail Completed, signed and returned proxy card	In Person Joining the Annual Meeting at virtualshareholdermeeting.com/ACMR2026

ACM Research, Inc.	1	2026 Proxy Statement

Proposals

1	Election of Directors
As our first proposal, we are asking stockholders to elect the following four director nominees, each of whom currently serves as a member of the board of directors. The following presents information as of April 13, 2026 with respect to each director nominee:

					Independent
Name	Age	Director Since	Occupation	Experience/ Qualifications	Yes	No	Committee Memberships	Other Boards

Haiping Dun	77	2003	Former Senior Director of Intel Corporation Former President of Champion Microelectronic Corp.	•Industry •Global •Leadership	✔		•Audit •Compensation

Tracy Liu	61	2016	Managing Partner of H&M Int’l CPAs, LLP	•Finance •Leadership •Global	✔		•Audit •Compensation •Nominating and Governance

David H. Wang	65	1998	Founder, Chief Executive Officer and President of ACM Research, Inc.	•Industry •Innovation •Leadership		✔

Charles Pappis	65	2025	President of Pappis Consulting	•Finance •Leadership •Global	✔		•Audit •Nominating and Governance

Director Nominee Representation
Diversity
Three of our director nominees voluntarily self-identify as having a diverse identity (gender or race).
Independence
Three of our four director nominees qualify as independent under SEC regulations and NASDAQ standards.
Tenure
The tenure of our director nominees reflects a mix of experience and perspective.

ACM Research, Inc.	2	2026 Proxy Statement

Board Diversity Matrix

Total Number of Current Directors	4
	Female	Male

Part I: Gender Identity
Directors	1	3
Part II: Demographic Background
Asian	1	2
Board Governance Practices

Elections:	Classified Board	No
	Frequency of Director Elections	Annual
	Voting Standard	Plurality
	Resignation Policy	Yes
	Mandatory Retirement Age or Tenure	No
Chair:	Separate Chair of the Board and CEO	No
	Independent Lead Director	Yes
	Robust Responsibilities and Duties Assigned to Independent Chair	Yes
Meetings:	Number of Board Meetings Held in 2025	4
	Directors Attending Fewer than 75% of Board Meetings in 2025	0
	Independent Directors Meet Without Management Present	Yes
	Number of Standing Committee Meetings Held in 2025	7
	Members Attending Fewer than 75% of Committee Meetings in 2025	0
Director Status:	Directors Overboarded per ISS or Glass Lewis Voting Guidelines	None
	Standing Board Committee Membership Independence	100%
	Board Oversight of Company Strategy and Risk	Yes
	Shares Pledged by Directors	None
Stockholder Rights:	Cumulative Voting	No
	Proxy Access Bylaw	Yes

2	Ratification of Appointment of Independent Auditor for 2026
We are asking stockholders to ratify the audit committee’s retention of Ernst & Young Hua Ming LLP as our independent registered public accounting firm to examine and report on our consolidated financial statements and internal controls over financial reporting for the fiscal year ending December 31, 2026.

ACM Research, Inc.	3	2026 Proxy Statement

Participation in the Virtual Annual Meeting
The board of directors considers the appropriate format of our Annual Meeting of Stockholders on an annual basis. This year the board again chose a virtual meeting format for the Annual Meeting in an effort to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. The virtual meeting format will allow our stockholders to engage with us at the Annual Meeting from any geographic location, using any convenient internet connected devices, including smart phones and tablets, laptop or desktop computers. We will be able to engage with all stockholders as opposed to just those who can afford to travel to an in-person meeting. The virtual format allows stockholders to submit questions and comments during the meeting.
The live audio webcast of the Annual Meeting will be available for listening by the general public, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders. To ensure they can participate, stockholders and proxy holders should visit virtualshareholdermeeting.com/ACMR2026 and enter the 16-digit control number included on their Notice of Internet Availability of Proxy Materials or proxy card. If you wish to participate in the meeting and your shares are held in street name, you must obtain, from the broker, bank or other organization that holds your shares, the information required, including a 16-digit control number, in order for you to be able to participate in, and vote at, the Annual Meeting.
Stockholders can vote their shares and submit questions via the Internet during the Annual Meeting by accessing the Annual Meeting website at virtualshareholdermeeting.com/ACMR2026. We will answer any timely submitted questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding ACM Research in the order in which the questions are received. Questions relating to stockholder proposals or ACM Research may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. All questions received during the Annual Meeting will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language. If we receive substantially similar questions, we will group those questions together and provide a single response to avoid repetition. Additional information regarding the submission of questions during the Annual Meeting can be found in our 2026 Rules of Conduct and Procedure, a copy of which is attached hereto as Appendix A. Any material changes or updates to the 2026 Rules of Conduct and Procedure will be posted on our website and disclosed in a periodic report to the SEC on Form 8-K.
Online check-in to the Annual Meeting webcast will begin at 6:45 a.m., Pacific time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. During online check-in and continuing through the length of the Annual Meeting, we will have technicians standing by to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or at meeting time, you should call the technical support number available at virtualshareholdermeeting.com/ACMR2026.
We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, stockholders will be able to communicate with us during the Annual Meeting so they can ask questions. An audio replay of the Annual Meeting will be made publicly available at ir.acmrcsh.com/presentations until our 2027 annual meeting of stockholders.
This audio replay will include each stockholder question addressed during the Annual Meeting. We are utilizing technology from Broadridge Financial Solutions, Inc., or Broadridge, for the virtual meeting. The Broadridge platform is expected to accommodate most, if not all, stockholders.

ACM Research, Inc.	4	2026 Proxy Statement

Questions and Answers About
the Annual Meeting
Q:When and where will the Annual Meeting be held?
A:This year the Annual Meeting of Stockholders of ACM Research, Inc., which we refer to as the Annual Meeting, will again be held exclusively by webcast at virtualshareholdermeeting.com/ACMR2026, beginning at 7 a.m., Pacific time, on June 10, 2026.
Q:Who may join the Annual Meeting?
A:The live audio webcast of the Annual Meeting will be available for listening by the general public, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders. To ensure they can participate, stockholders and proxy holders should visit virtualshareholdermeeting.com/ACMR2026 and enter the 16-digit control number included on their Notice of Internet Availability of Proxy Materials or proxy card.
Online check-in to the Annual Meeting webcast will begin at 6:45 a.m., Pacific time. We encourage you to allow ample time to log in to the meeting webcast and test your computer audio system.
Q:What materials have been prepared for stockholders in connection with the Annual Meeting?
A:We are furnishing you and other stockholders of record with the following proxy materials:
•our 2025 Annual Report to Stockholders, which we refer to as the 2025 Annual Report and which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (including our audited consolidated financial statements for 2025, 2024, and 2023);
•this Proxy Statement for the 2026 Annual Meeting, which we refer to as this Proxy Statement and which also includes a letter from our Chief Executive Officer and President to stockholders, and a Notice of 2026 Annual Meeting of Stockholders; and
•a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice of Internet Availability, which includes a control number for use in submitting proxies and accessing the Annual Meeting webcast.
These materials were first mailed or made available to stockholders on or about April 27, 2026.
If you request, in accordance with the instructions provided in the Notice of Internet Availability, a printed set of proxy materials, you will receive by mail, at no charge, printed copies of the 2025 Annual Report, this Proxy Statement, a proxy card for the Annual Meeting and a postage-paid, pre-addressed envelope to be used to return the completed proxy card. Your proxy card will include a control number for use in accessing the Annual Meeting webcast. If, in accordance with the instructions provided in the Notice of Internet Availability, you request that a set of proxy materials be emailed to you, you will receive by email, at no charge, electronic copies of the 2025 Annual Report and this Proxy Statement.

ACM Research, Inc.	5	2026 Proxy Statement

Q:Why was I mailed a Notice of Internet Availability, rather than a printed set of proxy materials?
A:In accordance with rules adopted by the SEC, we are furnishing the proxy materials to stockholders by providing access via the Internet, instead of mailing printed copies. This process expedites the delivery of proxy materials to our stockholders, lowers our costs and reduces the environmental impact of the Annual Meeting. The Notice of Internet Availability tells you how to access and review the proxy materials on the Internet and how to vote on the Internet. It also provides instructions you may follow to request paper or emailed copies of the proxy materials.
Q:Are the proxy materials available via the Internet?
A:You can access and review the proxy materials for the Annual Meeting at ir.acmrcsh.com/corporate-governance/highlights or proxyvote.com. In order to submit your proxies or access the Annual Meeting webcast, however, you will need to refer to the Notice of Internet Availability or proxy card to obtain your 16-digit control number and other personal information needed to vote by proxy or virtually.
Q:What is a proxy?
A:The term “proxy”, when used with respect to stockholder, refers to either a person or persons legally authorized to act on the stockholder’s behalf or a format that allows the stockholder to vote without being physically present at the Annual Meeting.
Because it is important that as many stockholders as possible be represented at the Annual Meeting, the board of directors is asking that you review this Proxy Statement carefully and then vote by following the instructions set forth on the Notice of Internet Availability or proxy card. In voting prior to the Annual Meeting, you will deliver your proxy to the proxy holders, which means you will authorize the proxy holders to vote your shares at the Annual Meeting in the way you instruct. The proxy holders consist of David Wang and Mark McKechnie. All shares represented by valid proxies will be voted in accordance with the stockholder’s specific instructions.
Q:What matters will the stockholders vote on at the Annual Meeting?

Proposal

1	Election of the following four director nominees:
	Charles Pappis	David H. Wang	Haiping Dun	Tracy Liu
2	Ratification of appointment of independent auditor for 2026
Q:Who can vote at the Annual Meeting?
A:Stockholders of record of Class A and Class B common stock at 5 p.m., Eastern time, on April 13, 2026 the record date, will be entitled to vote at the Annual Meeting. As of the record date, there were outstanding a total of 61,223,064 shares of Class A common stock, each of which will be entitled to one vote on each proposal, and 4,991,808 shares of Class B common stock, each of which will be entitled to twenty votes on each proposal. As a result, up to a total of 161,059,224 votes can be cast on each proposal.

ACM Research, Inc.	6	2026 Proxy Statement

Q:What is a stockholder of record?
A:A stockholder of record is a stockholder whose ownership of our common stock is reflected directly on the books and records of our transfer agent, Computershare Trust Company, N.A.
Q:What does it mean for a broker or other nominee to hold shares in “street name”?
A:If you beneficially own shares held in an account with a broker, bank or similar organization, that organization is the stockholder of record and is considered to hold those shares in “street name.” An organization that holds your beneficially owned shares in street name will vote in accordance with the instructions you provide. If you do not provide the organization with specific voting instructions with respect to a proposal, the organization’s authority to vote your shares will, under the rules of the Nasdaq Global Market, or NASDAQ, depend upon whether the proposal is considered a “routine” or a non-routine matter.
•The organization generally may vote your beneficially owned shares on routine items for which you have not provided voting instructions to the organization. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2026 (Proposal 2).
•The organization generally may not vote on non-routine matters, including Proposal 1. Instead, it will inform the inspector of election that it does not have the authority to vote on those matters. This is referred to as a “broker non-vote.”
For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on either of the two proposals to be acted upon by the stockholders, including abstentions or proxies containing broker non-votes.
Q:How do I vote my shares if I do not attend the Annual Meeting?
A:If you are a stockholder of record, you may vote prior to the Annual Meeting as follows:

Via the Internet
You may vote via the Internet by going to proxyvote.com, in accordance with the voting instructions on the Notice of Internet Availability or proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 9, 2026. You will be given the opportunity to confirm that your instructions have been recorded properly.

By Telephone
You may vote by calling +1.800.690.6903 and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 9, 2026. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been recorded properly.

By Mail	If you obtain a proxy card by mail, you may vote by returning the completed and signed proxy card in a postage-paid return envelope that will be provided with the proxy card.

ACM Research, Inc.	7	2026 Proxy Statement

If you hold shares in street name, you may vote by following the voting instructions provided by your bank, broker or other nominee. In general, you may vote prior to the Annual Meeting as follows:

Via the Internet
You may vote via the Internet by going to proxyvote.com, in accordance with the voting instructions on the Notice of Internet Availability or proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 9, 2026. You will be given the opportunity to confirm that your instructions have been recorded properly.

By Telephone
You may vote by calling +1.800.690.6903 and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 9, 2026. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been recorded properly.

For your information, voting via the Internet is the least expensive to ACM, followed by telephone voting, with voting by mail being the most expensive.
Q:Can I vote at the Annual Meeting?
A:If you are a stockholder of record, you may vote virtually at the Annual Meeting, whether or not you previously voted. If your shares are held in street name, you must obtain a written proxy, executed in your favor, from the stockholder of record to be able to vote at the Annual Meeting.
Q:Can I ask questions at the Annual Meeting?
A:You may submit questions via the Internet during the Annual Meeting by participating in the webcast at virtualshareholdermeeting.com/ACMR2026. We will answer any timely submitted questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding ACM in the order in which the questions are received. Questions relating to the stockholder proposals or ACM may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. All questions received during the Annual Meeting will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language. If we receive substantially similar questions, we will group those questions together and provide a single response to avoid repetition. Additional information regarding the submission of questions during the Annual Meeting can be found in our 2026 Rules of Conduct and Procedure, a copy of which is attached as Appendix A to this Proxy Statement.
Q:Why is the Annual Meeting being conducted as a virtual meeting?
A:The board of directors considers the appropriate format of our annual meeting of stockholders on an annual basis. This year the board again chose a virtual meeting format for the Annual Meeting in an effort to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. The virtual meeting format will allow our stockholders to engage with us at the Annual Meeting from any geographic location, using any convenient internet-connected devices, including smart phones and tablet, laptop or desktop computers.
We will be able to engage with all stockholders as opposed to just those who can afford to travel to an in-person meeting. The virtual format allows stockholders to submit questions and comments during the meeting. We are utilizing technology from Broadridge, a leading virtual meeting solution. The Broadridge platform is expected to accommodate most, if not all, stockholders. Both we and Broadridge will test the platform technology before going “live” for the Annual Meeting.

ACM Research, Inc.	8	2026 Proxy Statement

Q:If I am unable to participate in the live audio webcast of the Annual Meeting, may I listen at a later date?
A:An audio replay of the Annual Meeting will be posted and publicly available at ir.acmrcsh.com/presentations following the Annual Meeting and will remain publicly available until our next annual meeting of stockholders in 2026. This audio replay will cover the entire Annual Meeting, including each stockholder question addressed during the Annual Meeting.
Q:May I change my vote or revoke my proxy?
A:If you are a stockholder of record and previously delivered a proxy, you may subsequently change or revoke your proxy at any time before it is exercised by:
•voting via the Internet or telephone at a later time;
•submitting a completed and signed proxy card with a later date; or
•voting via the Internet at the Annual Meeting.
If you are a beneficial owner of shares held in street name, you should contact your bank, broker or other nominee for instructions as to whether, and how, you can change or revoke your proxy.
Q:What happens if I do not give specific voting instructions?
A:If you are a stockholder of record and you return a proxy card without giving specific voting instructions, the proxy holders will vote your shares in the manner recommended by the board on each of the proposals presented in this Proxy Statement and as the proxy holders may determine in their discretion on any other matters properly presented for a vote at the Annual Meeting.
If you are a beneficial owner of shares held in street name and do not provide specific voting instructions to the broker, bank or other organization that is the stockholder of record of your shares, the organization generally may vote on routine, but not non-routine, matters. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2026 (Proposal 2). If the organization does not receive instructions from you on how to vote your shares on Proposal 1, your shares will be subject to a broker non-vote and no vote will be cast on those matters. See “Q. What does it mean for a broker or other nominee to hold shares in ‘street name’?” above.”
Q:What should I do if, during check-in or the meeting, I have technical difficulties or trouble accessing the virtual meeting website?
A:Online check-in to the Annual Meeting webcast will begin at 6:45 a.m., Pacific time. You should allow ample time to log in to the meeting webcast and test your computer audio system. During online check-in and continuing through the length of the Annual Meeting, we will have technicians standing by to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or at meeting time, you should call the technical support number available at proxyvote.com.
Q:What if other matters are presented at the Annual Meeting?
A:If a stockholder of record provides a proxy by voting in any manner described in this Proxy Statement, the proxy holders will have the discretion to vote on any matters, other than the two proposals presented in this Proxy Statement, that are properly presented for consideration at the Annual Meeting. We are not currently aware of any other matters to be presented for consideration at the Annual Meeting.

ACM Research, Inc.	9	2026 Proxy Statement

Vote Required for
Election or Approval
Introduction
Our only voting securities are the outstanding shares of Class A and Class B common stock, which we refer to collectively as common stock. As of the record date, which is 5 p.m., Eastern time, on April 13, 2026, there were outstanding 61,223,064 shares of Class A common stock, each of which will be entitled to one vote on each proposal, and 4,991,808 shares of Class B common stock, each of which will be entitled to twenty votes on each proposal. Based on the number of votes for each share of Class A and Class B common stock, up to a total of 161,059,224 votes can be cast on each proposal.
Only stockholders of record as of the record date will be entitled to notice of, and to vote at, the Annual Meeting. A majority of the votes attributable to outstanding shares of common stock present virtually or represented by proxy and entitled to vote on any matters to be considered at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any matter to be acted upon by the stockholders, as well as abstentions or any proxies containing broker non-votes.

1	Election of Directors
Each director will be elected by plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors. Broker non-votes will not have any effect on the outcome of the election of directors, since broker non-votes are not counted as “votes cast.” Votes to “withhold” will have an effect on the outcome of the proposal only in that under our Director Resignation Policy, approved by the board of directors in October 2017, if a director receives more votes to “withhold” than “for,” such director shall promptly offer his resignation for consideration to the nominating and governance committee, which will make a recommendation to the board whether to accept or reject the resignation, or whether other action should be taken. The board will consider and act on the recommendation of the nominating and governance committee and will promptly, if required, publicly disclose its decision and the rationale behind it. The director who offers his or her resignation will not participate in the decision of the nominating and governance committee or the board. If the board accepts such resignation, then the board may fill the vacancy resulting from that resignation or may reduce the number of directors that constitutes the entire board so that no vacancy exists.
Under our certificate of incorporation, our bylaws and the Delaware General Corporation Law, a director holds office until a successor is elected and qualified or until his or her earlier resignation or removal. Each of the nominees currently serves as one of our directors. If any of the nominees is not elected at the Annual Meeting, then the Bylaws provide that the director shall offer to resign from the board of directors.

ACM Research, Inc.	10	2026 Proxy Statement

2	Ratification of Appointment of Independent Auditor for 2026
The ratification of Ernst & Young Hua Ming LLP as our independent auditor for the year ending December 31, 2026 must be approved by affirmative votes constituting a majority of the votes entitled to be voted and present virtually or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal, because shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

ACM Research, Inc.	11	2026 Proxy Statement

Corporate Governance
Board of Directors Overview
Under our bylaws and the Delaware General Corporation Law, our business and affairs are managed by or under the direction of the board of directors, which selectively delegates responsibilities to its standing committees.
The board has adopted and operates under Governance Guidelines that reflect our current governance practices in accordance with applicable statutory and regulatory requirements, including those of the SEC and Nasdaq. The Governance Guidelines are available on our website at https://ir.acmrcsh.com/corporate-governance/highlights. Under the Governance Guidelines, we expect directors to regularly attend meetings of the board and of all committees on which they serve and to review the materials sent to them in advance of those meetings. We expect director nominees for election at each annual meeting of stockholders to participate in the Annual Meeting. All of our current directors attended our 2025 Annual Meeting of Stockholders.
The board generally expects to hold four regular meetings per year and to meet on other occasions when circumstances require. Directors spend additional time preparing for board and committee meetings, and we may call upon directors for advice between meetings. We encourage our directors to attend director education programs. The board held four meetings in 2025. All of the directors attended at least 75% of the total number of board meetings held in 2025.
The Governance Guidelines provide that the board will meet in executive session at least twice a year without management in attendance. The Lead Director presides at each executive session.
The board maintains an audit committee, a compensation committee, and a nominating and governance committee. The board has adopted charters for each of the committees, and those charters are to be reviewed annually by the committees and the board. Our website https://ir.acmrcsh.com/corporate-governance/highlights provides access to the following :
•the audit committee charter,
•the compensation committee charter, and
•the nominating and governance committee charter.
The functions and responsibilities of the committees are described in the sections below.
So long as the outstanding shares of Class B common stock represent a majority of the combined voting power of Class A and Class B common stock voting together, all directors will be elected for annual terms and we will not have a classified board. If outstanding shares of Class B common stock represent less than a majority of the combined voting power of common stock at any time, we thereafter will have a classified board consisting of three classes of approximately equal size, each serving staggered three-year terms. Our directors would be allocated by the then-current board among the three classes.
The board has adopted Communications Policies pursuant to which our Chief Executive Officer, our Chief Financial Officer and their designees are the only individuals authorized to communicate on our behalf with the media, industry and trade organizations, market professionals and stockholders. The Communications Policies were designed to limit the persons whose statements trigger our public disclosure obligations under Regulation FD of the SEC. By limiting the number of spokespersons, the Communications Policies help ensure that all communications to members of the public are made by persons who are fully informed about both our Company and the guidelines and risks applicable to external communications, and they reduce the risk of inconsistent statements to the public.

ACM Research, Inc.	12	2026 Proxy Statement

Independence of Directors
The board of directors must consist of a majority of independent directors not only under the requirements of Nasdaq but also under the Governance Guidelines.
Under Nasdaq rules, independent directors must comprise a majority of a listed company’s board within twelve months from the date of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and governance committees be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Securities Exchange Act, and compensation committee members must also satisfy additional independence criteria, including those set forth in Rule 10C-1 of the Securities Exchange Act. Under Nasdaq rules, a director will qualify as an “independent director” only if, in the opinion of that company’s board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Securities Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board or any other board committee: (a) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (b) be an affiliated person of the listed company or any of its subsidiaries.
In order to be considered independent for purposes of Rule 10C-1 under the Securities Exchange Act, each member of the compensation committee must be a member of the board of the listed company and must otherwise be independent. In determining independence requirements for members of compensation committees, the national securities exchanges and national securities associations are to consider relevant factors, including: (a) the source of compensation of a member of the board of a listed company, including any consulting, advisory or other compensatory fee paid by the listed company to such member; and (b) whether a member of the board of a listed company is affiliated with the listed company, a subsidiary of the listed company or an affiliate of a subsidiary of the listed company.
The board annually reviews the independence of all non-employee directors. In April 2018 the board established categorical standards consistent with the corporate governance standards of Nasdaq to assist the board in making determinations of the independence of board members. A copy of our Standards for Director Independence is posted on our website at https://ir.acmrcsh.com/corporate-governance/highlights. These categorical standards require that, to be independent, a director may not have a material relationship with ACM. Even if a director meets all categorical standards for independence, the board reviews other relationships with ACM in order to conclude that each independent director has no material relationship with ACM either directly or indirectly.
Based upon information requested from and provided by each director nominee concerning the director nominee’s background, employment and affiliations, including family relationships, the board has determined that each of Haiping Dun, Charles Pappis, and Tracy Liu qualify as independent directors in accordance with the rules of Nasdaq and Rules 10C-1 and 10A-3 under the Securities Exchange Act. Our former director Chenming Hu, whose term on the board expired at our 2025 Annual Meeting of Stockholders on June 12, 2025, also qualified as an independent director in accordance with the rules of Nasdaq and Rules 10C‐1 and 10A‐3 under the Securities Exchange Act, during his board service. The independent members of the board hold separate regularly scheduled executive session meetings at which only independent directors are present.

ACM Research, Inc.	13	2026 Proxy Statement

Code of Business Conduct
We have a Code of Business Conduct applicable to all of our directors, officers and employees, and those of our subsidiaries. We have posted the Code of Business Conduct on our website at https://ir.acmrcsh.com/corporate-governance/highlights. We will post any amendments to the Code of Business Conduct on our website. In accordance with the requirements of the SEC and Nasdaq, we will also post waivers applicable to any of our officers or directors from provisions of the Code of Business Conduct on our website. We have not granted any such waivers to date.
We have implemented whistleblower procedures, which establish format protocols for receiving and handling complaints from employees. Any concerns regarding accounting or auditing matters reported under these procedures are to be communicated promptly to the audit committee of the board of directors. A copy of the whistleblower policy can be viewed on the investor relations portion of our website at https://ir.acmrcsh.com/corporate-governance/highlights.
Employee, Officer and Director Hedging
It is our policy that all employees and directors, as well as their family members, must not hedge or pledge our securities they hold directly. An exception to prohibition may be granted where a person wishes to pledge our securities as collateral for a loan, upon approval by our Chief Financial Officer, if certain other conditions are met. The prohibition on hedging is included in our Restated Insider Trading Policy. A copy of our Restated Insider Trading Policy can be viewed on our website at https://ir.acmrcsh.com/corporate-governance/highlights.
Board Oversight of Risk
The board of directors has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable the board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.
The audit committee of the board reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The compensation committee of the board is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The nominating and governance committee of the board manages risks associated with the independence of the board, corporate disclosure practices and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks.

ACM Research, Inc.	14	2026 Proxy Statement

Board Leadership Structure
The board of directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as our business continues to grow. We do not have a policy on whether the offices of Chair of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chair of the Board should be selected from among the independent directors or should be an employee. The board has determined that it is in our best interests to have both a Chair of the Board and a Lead Director. The board has appointed David Wang, our Chief Executive Officer and President, to serve as Chair of the Board and Haiping Dun, an independent director, to serve as Lead Director. Among other things, the Chair of the Board shall prepare agendas for, and preside over, meetings of the board and the Lead Director shall assist the Chair of the Board in preparing agendas and shall serve as the principal liaison between the Chair of the Board and the other directors. The board believes that this is the appropriate leadership structure for us at this time and will allow the board to fulfill its role with appropriate independence.
The board has concluded that our current leadership structure is appropriate at this time. The board will continue to periodically review our leadership structure, however, and may make such changes in the future as it deems appropriate.
Audit Committee
The principal responsibilities of the audit committee include:
•appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
•overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;
•reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;
•monitoring our internal control over financial reporting and our disclosure controls and procedures;
•meeting independently with our registered public accounting firm and management;
•furnishing the audit committee report required by SEC rules;
•reviewing, approving and overseeing certain related-party transactions;
•reviewing and reassessing the adequacy of our conflict of interest policy; and
•overseeing our risk assessment and risk management policies.
Our independent auditor is ultimately accountable to the audit committee. The audit committee has the ultimate authority and responsibility to select, evaluate, approve terms of retention and compensation of, and, where appropriate, replace the independent auditor.
The current members of the audit committee are Tracy Liu, who serves as chair, Haiping Dun and Charles Pappis. Ms. Liu, Dr. Dun, and Mr. Pappis are standing for re-election at the Annual Meeting. The board has determined that each of the current audit committee members is financially literate and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act. The board also determined that each of the current members of the audit committee is independent, as defined in the listing standards of Nasdaq. The board has also determined that Ms. Liu is an audit committee financial expert in accordance with the standards of the SEC.
The audit committee held five meetings in 2025. All members attended at least 75% of the total number of audit committee meetings held in 2025.

ACM Research, Inc.	15	2026 Proxy Statement

Nominating and Governance Committee
The principal responsibilities of the nominating and governance committee include:
•identifying, evaluating, and making recommendations to the board of directors and our stockholders concerning nominees for election to the board, to each of the board’s committees and as committee chairs;
•annually reviewing the performance and effectiveness of the board and developing and overseeing a performance evaluation process;
•annually evaluating the performance of management, the board and each board committee against their duties and responsibilities relating to corporate governance;
•annually evaluating adequacy of our corporate governance structure, policies and procedures; and
•providing reports to the board regarding the committee’s nominations for election to the board and its committees.
The current members of the nominating and governance committee are Charles Pappis, who serves as chair, and Tracy Liu. Mr. Pappis and Ms. Liu are standing for re-election at the Annual Meeting. The board has determined that each of Mr. Pappis and Ms. Liu is independent, as defined in the listing standards of Nasdaq.
The nominating and governance committee has the sole authority to retain, oversee and terminate any consulting or search firm to be used to identify director candidates or assist in evaluating director compensation and to approve any such firm’s fees and retention terms. The nominating and governance committee held one meeting in 2025, which was attended by both of the members.
The nominating and governance committee will consider director nominees recommended by our stockholders in accordance with our Policy and Procedure for Stockholder Nominations to the Board adopted by the nominating and governance committee and approved by the board in April 2018, a copy of which is posted on our website at https://ir.acmrcsh.com/corporate-governance/highlights. Recommendations should be submitted to our Corporate Secretary in writing at ACM Research, Inc., 42307 Osgood Road, Suite I, Fremont, California 94539, along with additional required information about the nominee and the stockholder making the recommendation. Information on qualifications for nominations to the board and procedures for stockholder nominations to the board is included below under “Proposal 1. Election of Directors—Director Qualifications” and “—Identifying and Evaluating Nominees for Directors.”

ACM Research, Inc.	16	2026 Proxy Statement

Compensation Committee
The principal responsibilities of the compensation committee include:
•together with the Lead Director, evaluating the performance of our Chief Executive Officer and determining our Chief Executive Officer’s salary and contingent compensation based on his or her performance and other relevant criteria;
•together with the Lead Director, identifying the corporate and individual objectives governing the Chief Executive Officer’s compensation;
•together with the Lead Director, approving the compensation of our other executive officers;
•making recommendations to the board with respect to director compensation;
•reviewing and approving the terms of certain material agreements;
•overseeing and administering our equity incentive plans and employee benefit plans;
•preparing the annual compensation committee report required by SEC rules; and
•conducting a review of executive officer succession planning, as necessary, reporting its findings and recommendations to the board, and working with the board in evaluating potential successors to executive officer positions.
The current members of the compensation committee are Tracy Liu and Haiping Dun, who serves as chair. Each of the compensation committee members is standing for re-election at the Annual Meeting. The board has determined that each of Dr. Dun and Ms. Liu is independent, as defined in the listing standards of Nasdaq, is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act.
The compensation committee held one meeting in 2025, which was attended by both of the members. The compensation committee has the sole authority to retain, oversee and terminate any compensation consultant to be used to assist in the evaluation of executive compensation and to approve the consultant’s fees and retention terms.
Compensation Committee Interlocks and Insider Participation
During 2025, none of the members of the compensation committee was an officer or employee of our Company or our subsidiaries and none of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the board or compensation committee.

ACM Research, Inc.	17	2026 Proxy Statement

Certain Relationships and
Related-Person Transactions
In October 2017 the board of directors adopted a Conflict of Interest Policy applicable to all directors, officers and employees of our Company and our subsidiaries. We have posted the Conflict of Interest Policy on our website at https://ir.acmrcsh.com/corporate-governance/highlights. We will post any amendments to the Conflict of Interest Policy on our website.
The Conflict of Interest Policy requires each director and executive officer, including their immediate family members, to provide written notice of any potential related-party transaction, which is defined in the policy to mirror the definition of Item 404 of Regulation S-K (with the exception that the policy includes a monetary threshold of $100,000 as opposed to the threshold of $120,000 set by Item 404 of Regulation S-K) to the Chair of the Board (or to the Chief Executive Officer if such transaction involves the Chair of the Board, or to the Chief Financial Officer if such transaction involves the Chief Executive Officer), including all information that the Chair of the Board, the Chief Executive Officer or the Chief Financial Officer may request. Upon receiving all relevant information, the board may approve the transaction if it determines that the transaction is in the best interests of, and fair to, us, may require modifications to the transaction to make it acceptable for approval, or may reject it. The board may also establish guidelines for ongoing management of a specific related-party transaction. The policy requires that continuing related-party transactions are reviewed on at least an annual basis. Additionally, the policy requires that all directors and executive officers complete a questionnaire in connection with each of our annual proxy statements, in which they are asked to disclose family relationships and other related-party transactions. Pursuant to its charter, the audit committee is also responsible for reviewing, approving and overseeing related-party transactions that meet the requirement of Item 404 of Regulation S-K.
Since January 1, 2025, we have not been a party to any transactions in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers or beneficial owners of more than 5% of any series or class of our preferred or common stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than compensation, termination and change-in-control arrangements.
Director and Executive Compensation and Indemnification Agreements
Please see “Director Compensation,” “Executive Compensation” and “Compensation Discussion and Analysis” for discussion of the compensation of our non-employee directors and certain of our executive officers.
We have entered into indemnification agreements with our directors and executive officers. Under these agreements, we agree to indemnify, to the fullest extent permitted by Delaware law (subject to certain limitations), each of our directors and executive officers against any and all expenses incurred by the director or executive officer in connection with proceedings because of his or her status as one of our directors or executive officers. In addition, these indemnification agreements provide that, to the fullest extent permitted by Delaware law, we will pay for all expenses incurred by our directors and executive officers in connection with a legal proceeding arising out of their service to us.

ACM Research, Inc.	18	2026 Proxy Statement

Director Compensation
Our director compensation program is intended to enhance our ability to attract, retain and motivate non-employee directors of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of the common stock. The program addresses the time, effort, expertise, and accountability required of active board membership. The board of directors reviews director compensation periodically based on recommendations by the compensation committee.
Directors may be reimbursed for reasonable out-of-pocket expenses incurred in attending board and committee meetings.
Fiscal Year 2025
In July 2025, the board adopted a director compensation policy with respect to compensation payable to our non-employee directors for 2025. The 2025 director compensation policy was adopted by the board in the form, and with the terms, recommended by the compensation committee. In making its recommendation, the compensation committee reviewed and considered competitive market data prepared by the compensation committee’s independent compensation consultant in 2023. The compensation committee determined that it was not necessary to engage an independent compensation consultant for fiscal 2025 director compensation decisions. In reaching this decision, the compensation committee considered that the compensation framework established with the benefit of Aon’s comprehensive review in 2023 remained appropriate and continued to serve as a sound foundation for the compensation committee’s compensation decisions.
Under the 2025 director compensation policy, each non-employee director was generally eligible to receive compensation for board and committee service consisting of annual cash retainers and stock options covering Class A common stock. For 2025, each of our non-employee directors was entitled to annual retainers (subject to proration for actual days served in 2025) per the following schedule, which remained unchanged from 2024:
Director Annual Cash Retainers

Position	Retainer ($)

Lead Director	37,000
Other Directors	27,750
Audit Committee Chair	9,000
Other Audit Committee Members	6,000
Compensation Committee Chair	9,000
Other Compensation Committee Members	6,000
Nominating and Governance Committee Chair	9,000
Other Nominating and Governance Committee Members	6,000
As in 2024, pursuant to the 2025 director compensation policy, each non-employee director of ACM Research elected at our 2025 Annual Meeting of Stockholders was granted a non-qualified stock option to acquire 20,000 shares of Class A common stock at a price equal to the closing price of Class A common stock on the grant date, which was $24.93 per share (the “Annual Options”). Each Annual Option vests, subject to continued board service, in full immediately prior to the 2026 Annual Meeting.

ACM Research, Inc.	19	2026 Proxy Statement

The following table shows the total compensation for non-employee directors during 2025. David Wang, the only executive officer who served as a member of the board during 2025, did not receive any additional compensation for such service as a director. Mr. Wang’s compensation for his service as an employee is discussed in the executive compensation disclosures below.
2025 Director Compensation

Director	Fees Paid in Cash ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)

Haiping Dun(3)	34,667	350,720	—	385,387
Chenming C. Hu(3)	21,438	—	—	21,438
Tracy Liu(3)	32,500	350,720	—	383,220
Charlie Pappis(3)	12,000	556,929	—	568,929
1.Represents annual cash retainers paid in arrears to, or earned by, our non-employee directors in 2025. Where a director joined or departed the Board mid-year, or a director’s committee assignments changed during 2025, the applicable retainers were prorated to reflect the director's actual period of service. Due to a change in director payment schedule, certain fees will be paid in 2026 for 2025 service.
2.The amounts shown represent the aggregate grant date fair value, determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, excluding the effect of estimated forfeitures, of non-qualified stock options granted (i) to all directors (other than Dr. Hu, whose board service concluded at the 2025 Annual Meeting of Stockholders on June 12, 2025) on August 12, 2025 to acquire, subject to vesting, a total of 20,000 shares and (ii) to Mr. Pappis on March 15, 2025, to acquire, subject to vesting, a total of 10,000 shares. Each Annual Option vests, subject to continued board service, in full immediately prior to the 2026 Annual Meeting. The option granted to Mr. Pappis vested, subject to continued board service, in full immediately prior to the 2025 Annual Meeting of Stockholders. For assumptions made in valuing these awards and related information, see Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. As of December 31, 2025, (a) Dr. Dun held unexercised stock options for 32,500 shares of Class A common stock, (b) Dr. Hu held unexercised stock options for 145,000 shares of Class A common stock, (c) Ms. Liu held unexercised stock options for 32,500 shares of Class A common stock, and (d) Mr. Pappis unexercised stock options for 20,000 shares of Class A common stock.
3.Chair of a board committee during 2025.
Under our Restated Insider Trading Policy, directors, as well as their family members, may not hedge or pledge any ACM securities that they hold directly. An exception to this prohibition may be granted where a person wishes to pledge ACM securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. Any director, as well as their family members, who wishes to pledge ACM securities as collateral for a loan must submit a request for approval to the chief financial officer at least two weeks prior to the proposed execution of documents evidencing the proposed pledge, except that any proposed pledge by the chief financial officer must be submitted to and either approved or prohibited by the chief executive officer.
Director Indemnification Agreements
We have entered into indemnification agreements with our directors. Please see “Certain Relationships and Related-Person Transactions—Director and Executive Compensation and Indemnification Agreements” above for additional details.

ACM Research, Inc.	20	2026 Proxy Statement

Proposal 1
Election of Directors
At the Annual Meeting, stockholders will elect the entire board of directors to serve for the ensuing year and until their successors are elected and qualified. The board has designated as nominees for election the four persons named below, all of whom currently serve as directors. Shares of common stock that are voted as recommended by the board will be voted in favor of the election as directors of the nominees named below.
Director Qualifications
The board of directors has determined that, as a whole, it must have the right mix of characteristics, skills and diversity to provide effective oversight of our Company. The nominating and governance committee has adopted Qualifications for Nomination to the board, a copy of which is posted on our website at https://ir.acmrcsh.com/corporate-governance/highlights. The Qualifications for Nomination provide that, in selecting directors, the board should seek to achieve a mix of directors that enhances the diversity of background, skills and experience on the board, including with respect to age, gender, international background, ethnicity and specialized experience. Directors should have relevant expertise and experience and be able to offer advice and guidance to our Chief Executive Officer based on that expertise and experience. Also, a majority of directors should be independent under applicable Nasdaq listing standards, board and committee guidelines, and applicable laws and regulations. Each director is also expected to:
•be of the highest ethical character and share our values as reflected in our Code of Conduct;
•be highly accomplished in his or her field, with superior credentials and recognition;
•have sound business judgment, be able to work effectively with others, have sufficient time to devote to our affairs, and be free from conflicts of interest; and
•be independent of any particular constituency and able to represent all of our stockholders.
The board is to conduct a self-assessment process every year and to periodically review the diversity of skills and characteristics needed in the board’s oversight of our Company, as well as the effectiveness of the mix of skills and experience. The board considers the skill areas represented on the board, those skill areas represented by any directors who are expected to retire or leave the board in the near future, and recommendations of directors regarding skills that could improve the ability of the board to carry out its responsibilities. Although we do not have a formal diversity policy, the nominating and governance committee seeks to identify candidates who will enhance the board’s overall diversity.
Director Skills

Name	Finance	Global	Industry	Innovation	Leadership

David H. Wang		●	●	●	●
Haiping Dun		●	●	●	●
Charles Pappis	●	●	●	●	●
Tracy Liu	●	●			●

ACM Research, Inc.	21	2026 Proxy Statement

Identifying and Evaluating Nominees for Directors
When the board of directors or its nominating and governance committee has identified the need to add a new director with specific qualifications or to fill a vacancy on the board, the chair of the nominating and governance committee will initiate a search, seeking input from other directors and senior management, review any candidates that the nominating and governance committee has previously identified, and, if necessary, hire a search firm. The nominating and governance committee will identify the initial list of candidates who satisfy the specific criteria and otherwise qualify for membership on the board. At least one member of the nominating and governance committee (preferably the chair) and the Chair of the Board and Chief Executive Officer will interview each qualified candidate; other directors will also interview the candidate if practicable. Based on a satisfactory outcome of those interviews, the nominating and governance committee will make its recommendation on the candidate to the board.
Our bylaws include a procedure that stockholders must follow in order to nominate a person for election as a director at an annual meeting of stockholders. The Bylaws require that timely notice of the nomination in proper written form, including all required information, be provided to the Corporate Secretary.
Information Concerning Nominees for Election as Directors
The information appearing in the following table sets forth, for each nominee for election as a director, as of April 13, 2026:
•the nominee’s professional experience for at least the past five years;
•the year in which the nominee first became one of our directors;
•each committee of the board of directors on which the nominee currently serves;
•the nominee’s age as of the record date for the Annual Meeting;
•the relevant skills the nominee possesses that qualify him or her for nomination to the board; and
•directorships held by each nominee presently and at any time during the past five years at any public company or registered investment company.

Professional Experience
•Founder, Chief Executive Officer, President and one of our directors since 1998.
•Inventor of stress-free Cu polishing technology.
•Holds more than 100 patents in semiconductor equipment and process technology.
Education
•Received a Ph.D. and Master of Engineering in Precision Engineering from Osaka University and a Bachelor of Science in Precision Instruments from Tsinghua University.
Relevant Skills
•Industry
•Innovation
•Leadership
•Global

David H. Wang Age: 64 ACM Board Service •Tenure: 28 years (1998)

ACM Research, Inc.	22	2026 Proxy Statement

Professional Experience
•Served as one of our directors since 2003.
•Former President of Champion Microelectronic Corp., an integrated circuit company based in Taiwan, from 2008 through 2018.
•Former Senior Director of Intel Corporation, a multi-national technology company where he was employed from 1983 to 2004.
Education
•Received a Ph.D. in material science and engineering from Stanford University, a Master of Science in physics from the University of Washington and a Bachelor of Science in physics from National Taiwan University.
Relevant Skills
•Industry
•Innovation
•Leadership
•Global

Haiping Dun Age: 76 Independent ACM Board Service •Tenure: 23 years (2003) •Committees: ◦Audit ◦Compensation (Chair)

Professional Experience
•Served as one of our directors since March 2025.
•President of Pappis Consulting since April 2016.
•Vice President and General Manager at Applied Materials from 1986 to 2016.
•Received a Bachelor of Science in Materials Science from Worcester Polytechnic Institute and Executive MBA from Stanford University.
Relevant Skills
•Industry
•Finance
•Innovation
•Leadership
•Global

Charles Pappis Age: 65 Independent ACM Board Service •Tenure: 1 years (2025) •Committees: ◦Audit ◦Nominating and Governance (Chair)

ACM Research, Inc.	23	2026 Proxy Statement

Professional Experience
•Served as one of our directors since September 2016.
•Managing Partner of H&M Int’l CPAs, LLP since January 2017.
•Founder and owner of H&M Financial Consulting from 2006 to 2016, where she provided international accounting and tax solutions to high-technology companies.
•Received a Bachelor of Science from Nankai University and a Master of Accounting and Tax from Golden Gate University.
•Certified Public Accountant and a member of the American Institute of Certified Public Accountants.
Relevant Skills
•Finance
•Leadership
•Global

Tracy Liu Age: 61 Independent ACM Board Service •Tenure: 10 years (2016) •Committees: ◦Audit (Chair) ◦Compensation ◦Nominating and Governance

VOTE

The board of directors recommends a vote FOR each of the four nominees for election as directors.

ACM Research, Inc.	24	2026 Proxy Statement

Beneficial Ownership
of Common Stock
The following table sets forth the number of outstanding shares of Class A and Class B common stock beneficially owned and the percentage of each class beneficially owned, as of the record date of April 13, 2026, by:
•each person known to us to be the beneficial owner of more than five percent of the then-outstanding Class A common stock (on an as-converted basis) or the then-outstanding Class B common stock;
•each of the directors (who include each of the director nominees) and each of the named executive officers (NEO); and
•all of our directors (who include all of the director nominees) and executive officers as a group.
The number of shares of Class A and Class B common stock beneficially owned by each person is determined under the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire by June 12, 2026 (sixty days after April 13, 2026) through the exercise or conversion of a security or other right. As of April 13, 2026, there were 61,223,064 shares of Class A common stock outstanding and 4,991,808 shares of Class B common stock outstanding. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with a family member, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares for any other purpose. Unless otherwise indicated, the address of all individuals listed below is c/o ACM Research, Inc., 42307 Osgood Road, Suite I, Fremont, California 94539.

ACM Research, Inc.	25	2026 Proxy Statement

	Class A(1)		Class B
Beneficial Owner	Shares (#)%		Shares (#)%		Total Voting Power(2) (%)

5% Stockholders
BlackRock, Inc(3)	7,420,308	12.1	—	—	4.6
Shanghai Pudong Innotek Capital Co., Ltd.(4)	3,358,728	5.5	—	—	2.1
Named Executive Officers and Directors
David H. Wang(5)	8,836,553	14.4	4,166,808	83.5	57.2
Haiping Dun(6)	1,344,340	2.2	300,000	6.0	4.6
Jian Wang(7)	418,161	*	150,003	3.0	2.1
Chenming Hu(8)	20,000	*	—	—	*
Tracy Liu(9)	234,522	*	—	—	*
Fuping Chen(10)	114,165	*	—	—	*
Lisa Feng(11)	173,334	*	—	—	*
Mark McKechnie(12)	208,599	*	—	—	*
Charles Pappis(13)	—	*	—	—	*
All executive officers and directors as a group (10 persons)(14)	11,486,342	18.8	4,616,811	92.5	64.5
*Less than 1%.
1.Includes the number of shares of Class A common stock issuable upon conversion of shares of Class B common stock, which are convertible at any time into shares of Class A common stock.
2.Percentage of total voting power represents voting power with respect to all shares of Class A and Class B common stock, voting as a single class. Holders are entitled to one vote per share of Class A common stock and twenty votes per share of Class B common stock.
3.Based on a Schedule 13G/A filed with the SEC on October 2, 2025 by BlackRock, Inc., BlackRock, Inc. has sole voting power over 7,296,615 shares of Class A common stock and sole dispositive power over 7,420,308 shares of Class A common stock. The address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.
4.Based on a Schedule 13D/A filed with the SEC on October 29, 2024, Shanghai Pudong Innotek Capital Co., Ltd. has shared voting and dispositive power over 3,358,728 shares of Class A common stock. The address of Shanghai Pudong Innotek Capital Co., Ltd. is No. 118 Rongke Road, 17th Floor, Pudong New Area, Shanghai, People’s Republic of China 200120.
5.Includes (a) 800,001 shares of Class A common stock held by Dr. Wang and Jing Chen, as Trustees for the Wang-Chen Family Living Trust; (b) 100,000 shares held by Dr. Wang’s wife, Jing Chen; (c) 45,837 shares of Class A common stock held by Dr. Wang’s daughter, Sophia Wang; (d) 4,166,808 shares of Class A common stock issuable upon conversion of Class B common stock, of which shares of Class B common stock a total of 352,002 are held by Dr. Wang’s son, Brian Wang, 352,002 are held by Dr. Wang’s daughter, Sophia Wang, and 22,002 are held by Dr. Wang and Jing Chen, as Trustees for The David Hui Wang and Jing Chen Family Irrevocable Trust for Wang Children; and (e) 3,440,802 shares of Class A common stock issuable upon the exercise of options exercisable by June 12, 2026.
6.Includes (a) 189,250 shares of Class A common stock issuable under options exercisable by June 12, 2026 and (b) 300,000 shares of Class A common stock issuable upon conversion of Class B common stock.
7.Includes (a) 15,000 shares of Class A common stock issuable under options exercisable by June 12, 2026 and (b) 150,003 shares of Class A common stock issuable upon conversion of Class B common stock.
8.Includes 20,000 shares of Class A common stock issuable under options exercisable by June 12, 2026.

ACM Research, Inc.	26	2026 Proxy Statement

9.Includes 123,750 shares of Class A common stock issuable under options exercisable by June 12, 2026.
10.Includes 114,165 shares of Class A common stock issuable under options exercisable by June 12, 2026.
11.Includes 123,333 shares of Class A common stock exercisable under options by June 12, 2026.
12.Includes 207,699 shares of Class A common stock exercisable under options by June 12, 2026.
13.Includes 5,000 shares of Class A common stock exercisable under options by June 12, 2026.
14.Includes (a) 3,788,562 shares of Class A common stock issuable under options exercisable by June 12, 2026, (b) 4,616,811 shares of Class A common stock issuable upon conversion of Class B common stock and (c) shares held jointly, indirectly and/or in trust.

ACM Research, Inc.	27	2026 Proxy Statement

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act requires our executive officers and directors and any persons owning ten percent or more of our Class A common stock to file reports with the SEC to report their beneficial ownership of and transactions in our securities and to furnish us with copies of the reports.
Based solely upon a review of the Section 16(a) reports furnished to us, along with written representations from our executive officers and directors, we believe that all Section 16(a) filings applicable to our directors, officers, and 10% stockholders were filed on a timely basis during the year ended December 31, 2025, except those listed below:
•May 21, 2025: Section 16(a) filing filed late by Charles Pappis reporting one late Form 3 reflecting one transaction.
•May 21, 2025: Section 16(a) filing filed late by Charles Pappis reporting one late Form 4 reflecting one transaction.
•August 30, 2025: Section 16(a) filing filed late by David H. Wang reporting one late Form 4 reflecting one transaction.

ACM Research, Inc.	28	2026 Proxy Statement

Executive Officers
The following table sets forth, as of April 13, 2026, the names of our executive officers, their ages, their positions and business experience, and the year of their first election as officers. Each executive officer serves at the discretion of the board of directors and holds office until his successor is duly elected and qualified or until his earlier resignation or removal.

Name	Age	Positions and Business Experience	Year First Elected Officer

David H. Wang	64	Please see “Proposal 1. Election of Directors—Information Concerning Nominees for Election as Directors.”	1998

Mark McKechnie	60	Chief Financial Officer, Treasurer and Secretary of ACM Research, Inc. (November 2019-present); Vice President of Finance of ACM Research, Inc. (July 2018-November 2019); Vice President of Investor Relations and Strategic Initiatives of Silver Spring Networks, a provider of smart grid products (November 2014-January 2018); Managing Director of Technology Equity Research of Evercore Partners, a global investment banking firm (2012-2014); received a Bachelor of Science in Electrical Engineering degree from Purdue University and a Master of Business Administration degree from The Kellogg School of Management at Northwestern University.	2019

Jian Wang	61	Chief Executive Officer and President of ACM Research (Shanghai), Inc. (November 2019-present); Vice President, Research and Development of ACM Research (Shanghai), Inc. (January 2015-November 2019); Director of Research and Development of ACM Research (Shanghai), Inc. (2011-January 2015), focusing on the research and development of stress-free polishing and electro-chemical-copper-planarization technologies; received a Master of Science degree in computer science from Northwestern Polytechnic University, a Master of Science degree in marine engineering from Kobe University and a Bachelor of Science degree in mechanical engineering from Southeast University.	2015

Lisa Feng	67	Chief Financial Officer of ACM Research (Shanghai), Inc. (November 2019-present); Chief Accounting Officer, Interim Chief Financial Officer and Treasurer of ACM Research, Inc. (January 2018- November 2019); Financial Controller of Amlogic, a fabless semiconductor company (October 2017-January 2018); Corporate Controller of Amlogic, Inc. (August 2008-September 2017); received a Bachelor of Science degree in Business/Economics from Southern Connecticut State University and a Master of Science degree in Accounting from Golden Gate University.	2019

Sotheara Cheav	74	Senior Vice President, Manufacturing of ACM Research, Inc. (April 2025-Present); Senior Vice President, Manufacturing of ACM Research (Shanghai), Inc. (May 2019-March 2025); Vice President, Manufacturing of ACM Research (Shanghai), Inc. (January 2015-May 2019); Director of Manufacturing of ACM Research (Shanghai), Inc. (2011-December 2014); received a Bachelor of Science degree in Science and Technology from the University of Cambodia and an Associate of Science degree in Electronics from Bay Valley Technical Institute.	2015

Fuping Chen	44	Vice President, Sales—China of ACM Research (Shanghai), Inc. (January 2018-present); Senior Technical Director of ACM Research, Inc. (2010-2017); Assistant Wet Process Manager of SK Hynix Inc., a semiconductor company (2006-2010); received a Bachelor of Science degree from Nanjing University of Technology of Material Science and Engineering and a Master of Science degree from Zhejiang University of Material Science and Engineering.	2018

David Wang and Jian Wang are brothers.

ACM Research, Inc.	29	2026 Proxy Statement

Compensation Discussion
and Analysis
This Compensation Discussion and Analysis explains our executive compensation program as it relates to our Named Executive Officers (NEOs), who have been determined, and whose compensation information is presented in the following tables and discussion, in accordance with SEC rules:
Fiscal Year 2025 NEOs

Named Executive Officer	Position(s)

David H. Wang	Chief Executive Officer and President
Mark McKechnie	Chief Financial Officer, Treasurer and Secretary
Jian Wang	Chief Executive Oﬃcer and President, ACM Research (Shanghai), Inc.
Lisa Feng	Chief Financial Officer, ACM Research (Shanghai), Inc.
Fuping Chen	Vice President, Sales—China, ACM Research (Shanghai), Inc.
Our NEO compensation policies and practices are designed to reinforce our pay for performance philosophy and align with sound governance principles. Listed below are highlights of our fiscal 2025 NEO compensation policies and practices:

What We Do	What We Don’t Do

•Reinforce our Pay for Performance philosophy by having a portion of NEO compensation “at risk” with the use of multi-year equity award vesting periods tied to performance	•No accelerated or continued vesting of equity awards upon retirement;

•Ongoing engagement with our institutional stockholders regarding our compensation policies and practice;	•No agreements stipulating or guaranteeing bonuses for any of our NEOs;

•Clawback policy;	•No pension or related benefits, except as required by law

•Annual compensation risk assessment;	•No significant perquisites to NEOs relative to all employees;

•Independent compensation consultant engaged by the Compensation Committee;	•No tax gross ups;

•All directors on the compensation committee are independent; and	•No strict benchmarking of compensation to a specific percentile of our compensation peer group;

•Hedging and short sale transactions related to ACM stock are prohibited.	•No incentivizing unnecessary or excessive risk taking; and

•No dividend payments on unvested awards.

ACM Research, Inc.	30	2026 Proxy Statement

Executive Summary
Company Description
We supply advanced, innovative capital equipment developed for the global semiconductor industry. Our corporate office is located in Fremont, California, and we conduct our business operations principally through our subsidiary ACM Research (Shanghai), Inc., or ACM Shanghai. As of December 31, 2025, we had 2,518 full-time equivalent employees globally, most of whom — including most of our NEOs — were based in the People’s Republic of China (PRC). As a result of our significant PRC operations, many of our compensation practices reflect market practices in the PRC, although we expect those practices to evolve as we continue to broaden our operations into additional countries.
Executive Compensation Philosophy and Design
Compensation Philosophy
We operate in a highly competitive business environment with a rapidly evolving and extremely competitive talent market. To successfully compete and grow our business in this dynamic environment, we need to recruit, incentivize and retain talented and seasoned technology leaders. Our success is critically dependent on the skills, acumen and motivation of our executives and employees to rapidly execute at the highest level.
We have designed, and intend to modify as necessary, our NEO compensation program and philosophy to attract, incentivize and retain talented, qualified and committed NEOs by offering compensation, as described below, that reflects competitive market practices in the jurisdictions in which we operate and as adjusted for individual NEO factors and circumstances. As our needs evolve and as we continue to broaden our operations outside the PRC, we will continue to evaluate our NEO compensation program and philosophy, as appropriate.
Except as specifically described herein, the compensation committee does not affirmatively set out in any given year, or with respect to any given NEO, to apportion cash and equity compensation in any specific ratio among the various categories of compensation (that is, between short- and long-term compensation or between non-performance-based and performance-based compensation). Rather, the compensation committee uses the philosophy described above, and the factors described for each category in the discussion that follows, as a guide in assessing the proper allocation among those categories. To further align the interests of our executives more closely with those of our stockholders, our NEO compensation program has historically emphasized equity, generally granted in the form of stock options, over cash compensation paid in the form of base salary and target bonus.
The compensation committee does not strictly benchmark compensation to a specific level or percentile within a peer group. Rather, the compensation committee makes adjustments based on the philosophy described above and considers competitive market practices in the jurisdictions in which we operate as one factor in its deliberations. While the Compensation Committee carefully considers the market data for each role, it believes that retaining discretion to assess the overall performance of NEOs gives the committee the ability to more accurately reflect individual contributions that cannot be absolutely quantified. The compensation committee believes that over-reliance on benchmarking can result in compensation that is unrelated to the value delivered by our executive officers because compensation benchmarking does not take into account the specific performance of the executive officers, the relative opportunity, growth and performance of the Company, or any unique circumstances or strategic considerations of the Company. As noted above, as our needs evolve and as we continue to broaden our operations outside the PRC, we will continue to evaluate our NEO compensation program and philosophy as appropriate.

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Role of Compensation Committee
The compensation committee periodically reviews, reassesses, and if the compensation committee deems necessary, updates our compensation philosophy and NEO compensation. The compensation committee’s responsibilities include:
•periodically reviewing NEO compensation to assess its efficacy and to determine whether the value and terms of such compensation supports the achievement of ACM’s strategic plans and objectives;
•administering our NEO cash incentive compensation plans and equity-based plans, including the designation of NEOs to whom awards are to be granted, the type and amount of award to be granted, and the terms and conditions applicable to each award;
•reviewing and approving the policies and procedures for the grant of NEO equity-based awards by our Company and ACM Shanghai, including grant-timing practices;
•with the Lead Director, annually reviewing the corporate and individual goals relevant to the Chief Executive Officer’s performance, the performance of the chief executive officer for the prior year, and approving the chief executive officer’s compensation based on the results of the evaluation performed by the compensation committee;
•with the Lead Director, annually reviewing the performance of our other NEOs in light of our NEO compensation goals and objectives, and approving the compensation packages and compensation payouts for such individuals considering the recommendations of our chief executive officer; and
•assisting in the risk assessment of our compensation programs.
The compensation committee makes compensation decisions after consideration of several factors, including:
•feedback from our stockholders;
•the performance and experience of each executive officer;
•the scope and strategic impact of the executive officer’s responsibilities;
•our past business performance and future expectations;
•our long-term goals and strategies;
•the performance of our executive team as a whole;
•the difficulty and cost of replacing high-performing leaders with in-demand skills;
•the past compensation levels of each individual;
•the relative compensation among our executive officers;
•an analysis of the competitiveness of our compensation relative to companies in the jurisdictions in which we operate.
•an analysis of the competitiveness of our compensation relative to our compensation peer group; and
•recommendations of our CEO.
Role of Management
From time to time, our chief executive officer may develop recommendations for the compensation of our NEOs (other than himself) related to base salaries, annual cash incentive opportunities, equity award opportunities, and the criteria upon which these award opportunities may be earned. The compensation committee uses these recommendations as one of several factors in making compensation decisions, and those decisions do not necessarily follow the CEO’s recommendations.
From time to time, our chief executive officer may attend compensation committee meetings at the request of the compensation committee but leaves the meetings for any deliberations related to and decisions regarding his own compensation.

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Role of Independent Compensation Consultant
The compensation committee has the authority to retain the services and obtain the advice of external advisors, including compensation consultants, legal counsel or other advisors, to assist in the evaluation of executive officer compensation.
In 2023, the compensation committee engaged Aon plc to review our executive compensation program, policies and practices, review our peer group, and to conduct an executive compensation market analysis and to review our long-term incentive compensation program to help ensure alignment with competitive market practices.
As part of this engagement, Aon reviewed and advised on all principal aspects of our executive compensation program, including meeting regularly with the compensation committee to review all elements of executive compensation and the relative competitiveness of such compensation elements. The compensation committee believes that working with an independent compensation consultant furthers our objectives to recruit and retain qualified executives, align executive interests with those of stockholders, and ensure that executive compensation packages will appropriately motivate and reward ongoing achievement of business goals. Based on the consideration of the factors specified in the rules of the SEC and the listing standards of The Nasdaq Stock Market, the compensation committee does not believe that its relationship with Aon and the work of Aon on behalf of the compensation committee has raised any conflict of interest. The compensation committee reviews these factors on an annual or bi-annual basis. As part of the compensation committee’s determination of Aon independence, it received written confirmation from Aon addressing these factors and supporting the independence determination.
The compensation committee determined that it was not necessary to engage an independent compensation consultant for fiscal 2025 compensation decisions. In reaching this decision, the compensation committee considered that the compensation framework established with the benefit of Aon’s comprehensive review in 2023 remained appropriate and continued to serve as a sound foundation for the compensation committee’s compensation decisions. The compensation committee also considered that there had been no material changes to the Company’s executive team, business profile, or strategic direction that would necessitate a fresh, full-scope engagement. The compensation committee retains the authority to engage an independent compensation consultant at any time and will continue to evaluate on an annual basis whether doing so is advisable based on the evolving needs of the Company and any anticipated changes to its NEO compensation program.
Compensation Peer Group
Although there are unique aspects to our compensation program, market data provides a reference point for the compensation committee to make its compensation decisions. The compensation committee takes into consideration the structure and components of, and the amounts paid under, the executive compensation programs of other, comparable peer companies, as derived from public filings and other sources when making decisions about the structure and component mix of our executive compensation program.
The compensation committee, with the assistance of Aon, developed an updated peer group in June 2023, that was used to assess the pay levels and pay mix of the aggregate executive compensation program. The peer group selection was based on the following criteria: sector (semiconductor materials and equipment), revenue, market capitalization, and headcount. The compensation committee referenced this peer group for 2025 NEO compensation decisions. The compensation committee determined that no changes were warranted, as the existing peer group continued to appropriately reflect companies in a comparable sector, and with comparable revenue, market capitalization, and headcount.

ACM Research, Inc.	33	2026 Proxy Statement

The peer group consisted of the following 14 companies:

Alpha and Omega Semiconductor Limited (AOSL)	Magnachip Semiconductor (MX)
AXT, Inc. (AXTI)	PDF Solutions, Inc. (PDSF)
Cohu, Inc. (COHU)	Photronics, Inc. (PLAB)
FormFactor, Inc. (FORM)	Semtech Corporation (SMTC)
Ichor Holdings, Ltd. (ICHR)	SkyWater Technology, Inc. (SKYT)
Indie Semiconductor, Inc. (INDI)	Ultra Clean Holdings, Inc. (UCTT)
Kulicke and Soffa Industries, Inc. (KLIC)	Veeco Instruments Inc. (VECO)
Advisory Vote on Executive Compensation
Our stockholders previously elected to hold triennial advisory votes on executive compensation. This decision reflects our stockholders’ ongoing confidence in the appropriateness and effectiveness of our executive compensation program. The compensation committee believes this timeframe allows stockholders sufficient time to assess the effectiveness of our executive compensation strategies. While the committee will continue to assess the frequency of these votes, it considers a three-year interval to be appropriate for thoughtful consideration and implementation of any changes to our compensation programs. Our stockholders will have an opportunity to cast an advisory vote on the frequency of say-on-pay votes at least every six years.
•At our 2024 Annual Meeting of Stockholders, we conducted a non-binding stockholder advisory vote on the compensation of our NEOs known as a “say-on-pay” vote. At that meeting, approximately 85% of the votes cast were voted in favor of our executive compensation policies and practices, indicating shareholders are supportive of our current practices.
•At our 2024 Annual Meeting of Stockholders, we conducted a non-binding stockholder advisory vote on the frequency of “say-on-pay” vote. At that meeting, approximately 83% of the votes cast were for a three-year interval for the frequency of the “say-on-pay” vote, indicating shareholders are supportive of our current practices. Accordingly, the next advisory “say on pay vote” on the compensation of our NEOs is expected to be held at our 2027 Annual Meeting of Stockholders.
As a result of these votes, together with other factors, the compensation committee concluded that our programs effectively align with the interests of our shareholders and no changes have been made to fundamental elements of our compensation program as a result of this vote.
Our Board and our compensation committee value the opinions of our stockholders, and will continue to consider stockholder feedback and the results of say-on-pay votes when making future compensation decisions.
Stockholder Outreach
We are committed to year-round, meaningful engagement with our stockholders. We prioritize the different perspectives and issues raised by our stockholders by incorporating them into the business and strategy decisions of the board of directors. We believe that ongoing engagement builds mutual trust and understanding with our stockholders. Stockholder engagement and feedback are critical components of our corporate governance practices and inform our decisions and programs. Our engagement initiatives will continue in 2026 with outreach to our stockholders.

ACM Research, Inc.	34	2026 Proxy Statement

Assessment of Compensation Risk
We review our compensation programs for all employees and have concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on our Company. We believe that our compensation program helps ensure performance is focused on responsible long-term stockholder value creation and does not encourage short-term risk taking at the expense of long-term results.
Pay Components
Our compensation committee regularly reviews compensation elements for NEOs, including whenever there is a change in roles or responsibilities of a NEO or a new NEO joins our Company. Our NEO compensation program design uses a mix of annual and long-term components and a mix of cash and equity components. Our NEO compensation program includes base salary, annual cash bonus opportunities, long-term equity awards and promotion awards when appropriate. Each element of our NEO compensation program is designed to further one or more of our core compensation objectives, as described below. Base salary is intended to provide a stable level of fixed compensation to attract and retain qualified executives. Annual cash incentive awards are designed to motivate and reward the achievement of short-term financial and operational performance goals, reinforcing our pay-for-performance philosophy. Long-term equity incentive awards align the interests of our executives with those of our stockholders by linking a meaningful portion of compensation to stock price performance and long-term value creation, while also serving as a key retention tool through multi-year vesting schedules. The compensation committee considers these objectives when setting the amount and mix of each element.
Overview of Compensation Components

Pay Element	Payment Vehicle	Purpose/Design

Base Salary	Fixed cash payment	Attracts, retains and rewards NEOs, and provides NEOs with fixed compensation based on their performance and contributions

Annual Bonus	Variable cash bonus	We do not have an established bonus policy for our NEOs; the compensation committee may decide, in its sole discretion, to reward NEOs with annual cash bonuses based on individual NEO performance, our business performance generally and, in certain circumstances, achievement of specific business objectives

Long-Term Equity Awards	Stock options	Directly ties individual performance to long-term appreciation of our common stock price, rewards NEOs for strong company performance, and aligns the interests of NEOs with those of our stockholders

ACM Research, Inc.	35	2026 Proxy Statement

Base Salary
We pay base salaries to our NEOs to compensate them for their services and provide stable annual income. The salaries typically reflect each NEO’s experience, skills, knowledge and responsibilities, although competitive market data also plays a role in setting salary levels. We do not apply specific formulas to determine salaries or changes in salaries. Instead, the salaries of our NEOs are reviewed on an annual basis by the compensation committee based on our compensation philosophy and objectives. The compensation committee determined the 2025 base salary of each of our NEOs after considering the recommendations of our CEO, other than with respect to his own base salary, and other factors described throughout this Compensation Discussion & Analysis. Based on Aon’s 2023 analysis, we determined that the salaries of our NEOs have been positioned below the market 25th percentile of our compensation peer group. While we do not benchmark a specific percentile for salary or cash compensation, in 2025, the compensation committee increased the base salaries for our U.S.-based NEOs to reflect their responsibilities and performance and to adjust his base salary to more market-competitive levels. Base salaries for our China-based NEOs were reduced or maintained with compensation shifted towards incentive-based bonuses. The Committee believes this recalibration (i) places a greater proportion of the applicable NEO's annual cash compensation at risk and directly contingent upon Company and individual performance, (ii) enhances alignment between executive incentives and shareholder interests by rewarding measurable results rather than fixed tenure-based pay, and (iii) reinforces a culture of accountability and performance differentiation, while preserving competitive total compensation opportunities for strong performance. We expect to continue to adjust the salaries of our NEOs in an incremental fashion to bring the salary of each closer to a market-appropriate level and consistent with their contributions.

Named Executive Officer	Annual Base Salary 2024 ($)	Annual Base Salary 2025 ($)	Percent Increase (Decrease) (%)

David H. Wang	266,940	267,801	0.3
Mark McKechnie	280,350	309,500	10.4
Jian Wang	206,673	170,907	(17.3)
Lisa Feng	201,641	179,246	(11.1)
Fuping Chen	164,468	138,410	(15.8)
For our non-U.S.-based NEOs, compensation amounts paid in RMB have been converted, for purposes of the table, to U.S. dollars at the average RMB per U.S. dollar exchange rate for the applicable years.
Annual Cash Bonus Program
We do not have an established bonus policy for our NEOs. The compensation committee may decide, in its sole discretion, to reward NEOs with annual cash bonuses based on the totality of achievements in a given year, including achievement of individual NEO performance, our business performance, and achievement of specific business objectives, with no specific weighting assigned to any one factor. The program is designed to motivate our NEOs to focus on the Company’s priorities and to also reward them for individual results and achievements. There are no specific threshold, target, or maximum levels associated with the performance factors considered or the bonus payouts, and our compensation committee has full discretion to determine the level of bonus payout for each year based on the totality of circumstances for such year. Based on the Company’s revenue growth in 2025, improved operating margins, progress on new products, new customers, progress with global customers, and each NEO’s individual contributions and performance, the compensation committee approved the following bonuses for 2025:

ACM Research, Inc.	36	2026 Proxy Statement

Named Executive Officer	2025 Cash Bonus ($)

David H. Wang	359,920
Mark McKechnie	120,000
Jian Wang	311,849
Lisa Feng	205,117
Fuping Chen	240,570
Long-Term Incentive Program
Historically we have not typically granted stock options to NEOs on an annual basis. From time to time, however, we grant stock options, including those with performance conditions attached, when appropriate, as the long-term incentive component of our compensation program. Our stock options allow our employees to purchase covered shares at a price equal to the fair market value on the date of grant. Stock options motivate the NEOs to drive stock price performance, since the NEO can only realize the value of the options if our stock price increases above the exercise price. We believe that incorporating stock price growth as part of our long-term equity award design further aligns our executives’ and stockholders’ interests. Stock options create a meaningful foundation of outstanding long-term equity incentives aligned with the long-term interests of our stockholders.
We grant our NEOs stock options covering shares of ACM Research and ACM Shanghai to incentivize value creation across our entire operations. The compensation committee typically grants equity awards to NEOs during a regularly scheduled meeting. However, the timing of this approval may be changed in the event of extraordinary circumstances, including in connection with mid-year promotions and new-hires. The Company does not take material nonpublic information into account when determining the timing and terms of awards, nor does the Company time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
During 2025, we did not grant stock options to any of our NEOs. The compensation committee concluded that the other elements of our compensation program (including base salary and annual cash incentive opportunities, as well as outstanding equity awards) were sufficient to achieve our compensation objectives of attracting and retaining executive talent and motivating performance.
Hedging and Pledging Prohibitions
Under our Restated Insider Trading Policy, all employees, including our NEOs, as well as their family members, may not hedge or pledge any ACM securities that they hold directly. An exception to this prohibition may be granted where a person wishes to pledge ACM securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. Any employee (including each NEO), as well as their family members, who wishes to pledge ACM securities as collateral for a loan must submit a request for approval to the chief financial officer at least two weeks prior to the proposed execution of documents evidencing the proposed pledge, except that any proposed pledge by the chief financial officer must be submitted to and either approved or prohibited by the chief executive officer.
Clawbacks
As required by the Dodd-Frank Act, in 2023 we adopted a clawback policy which requires that certain incentive compensation paid to any current or former executive officer, including our NEOs, will be subject to recoupment if (x) the incentive compensation was calculated based on financial statements that were required to be restated due to material noncompliance with financial reporting requirements, without regard to any fault or misconduct, and (y) that noncompliance resulted in overpayment of the incentive compensation within the three fiscal years preceding the fiscal year in which the restatement was

ACM Research, Inc.	37	2026 Proxy Statement

required. Incentive compensation subject to the clawback policy consists of compensation that is granted, earned or vested based wholly or in part upon the attainment of a financial reporting measure (as defined in the rules implementing such requirement), including stock price and total shareholder return, on and after October 2, 2023.
In addition, our CEO and CFO are subject to the clawback provision of the Sarbanes-Oxley Act of 2002, which generally requires that they reimburse the Company for any incentive- or equity-based compensation that they receive within the 12-month period following the public issuance of financial information if there is an accounting restatement because of material noncompliance, as a result of misconduct, with any financial reporting requirement under the federal securities laws.
Under our 2016 Omnibus Incentive Plan, all awards, amounts or benefits received or outstanding under the plan are subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any clawback or similar policy we may adopt, or any applicable law related to such actions, as may be in effect from time to time.
Other Benefits
Our PRC-based NEOs, which include all NEOs except U.S.-based Mark McKechnie and David H. Wang, are generally eligible to participate in our health and welfare programs and retirement plans on the same basis as other PRC employees.
Perquisites
We provide limited perquisites, generally in the form of health insurance premiums paid by us. The compensation committee believes that our NEO compensation program should emphasize performance-based pay elements that directly align the interests of our NEOs with those of our stockholders, rather than fixed benefits unrelated to Company or individual performance. Accordingly, the compensation committee has adopted a conservative approach to perquisites and limits them to those it considers reasonable, competitively necessary, or that serve a legitimate business purpose, such as promoting the health of our executives. The compensation committee periodically reviews the perquisites offered to our NEOs and believes the current level is appropriate and consistent with market practice among companies of our size and industry.
Employment Agreements
We enter into employment agreements with our employees located principally in the PRC, including all of our NEOs other than U.S.-based NEOs Mr. McKechnie and David H. Wang, that contain an employment term and other statutorily required terms and conditions but do not include compensatory terms. In addition, ACM Shanghai was a party to an employment agreement with Ms. Feng that was entered into as of January 8, 2018 and extended through September 24, 2028. The agreement contains provisions with respect to base salary and annual bonus eligibility. We have not entered into an employment agreement with Mr. McKechnie.
Potential Payments Upon Termination or Change in Control
Our option awards granted under our 2016 Omnibus Incentive Plan to employees, including NEOs, provide for acceleration upon a change in control, excluding the performance-based stock option granted to David Wang on March 20, 2020. Except for those option arrangements, none of our NEOs is party to a currently effective contract or other arrangement that provides for the acceleration or payment of any benefits in the event of a change in control of our Company or the termination of the NEO’s employment, whether or not the termination occurs within a specified time period after the occurrence of a change in control.
NEOs based in the PRC, who include all NEOs other than U.S.-based Mark McKechnie and David H. Wang, may be entitled to statutory severance as required by applicable law.

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Internal Revenue Code Section 162(m) Considerations
Section 162(m) of the Internal Revenue Code generally places a $1 million annual deduction limit on compensation paid to “covered employees,” which includes certain current and former employees, including our NEOs. Our compensation committee makes compensation decisions based on our guiding compensation principles and the interests of our shareholders, even if such compensation is non-deductible by us.
Internal Revenue Code Sections 280G and 409A Considerations
We have not provided or committed to provide any NEO with a gross-up or other reimbursement for tax amounts the executive might pay pursuant to Section 280G or Section 409A of the Internal Revenue Code. Section 280G and related sections of the Internal Revenue Code provide that an executive officer and certain persons who hold significant stockholder interests and certain other service providers could be subject to significant additional taxes if they receive payments or benefits in connection with a change in control that exceeds certain limits, and that we or our successor could lose a deduction on the amounts subject to the additional tax. Section 409A also imposes additional significant taxes on the individual in the event that an executive officer, director or service provider of certain types receives “deferred compensation” that does not meet the requirements of Section 409A.
Accounting for Stock-Based Compensation
We follow the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 for our stock-based compensation awards, which requires us to measure the compensation expense for all share-based awards made to our employees and members of our Board, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may realize no value from their awards.
Report of the Compensation Committee
The compensation committee of the board of directors has reviewed and discussed with management the section entitled “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K and, based on such review and discussions, the compensation committee has recommended to the board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference into the Annual Report on Form 10-K of ACM Research, Inc. for the fiscal year ended December 31, 2025.
Respectfully submitted by the members of the Compensation Committee:
Haiping Dun (Chair)
Tracy Liu

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Executive Compensation
Summary Compensation Table
The following table provides information concerning the compensation paid to our NEOs, who consist of our Chief Executive Officer and President, David H. Wang, our Chief Financial Officer, Treasurer and Secretary, Mark McKechnie, and our three next most highly compensated executive officers during 2025 who were serving as executive officers at the end of 2025, Jian Wang, Lisa Feng and Fuping Chen.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Option Awards ($)(1)(2)	All Other Compensation ($)(1)(3)	Total ($)

David H. Wang Chief Executive Officer and President	2025	267,801	359,920	—	5,048	632,769
	2024	266,940	227,448	—	4,219	498,607
	2023	256,212	205,755	23,067,744	4,264	23,533,975
Mark McKechnie Chief Financial Officer, Treasurer and Secretary	2025	309,500	120,000	—	—	429,500
	2024	280,350	100,000	—	—	380,350
	2023	273,675	37,500	3,113,850	—	3,425,025
Jian Wang Chief Executive Oﬃcer and President, ACM Research (Shanghai), Inc.	2025	170,907	311,849	—	4,350	487,106
	2024	206,673	189,540	—	3,635	399,848
	2023	203,317	170,280	8,822,265	3,674	9,199,536
Lisa Feng Chief Financial Officer ACM Research (Shanghai), Inc.	2025	179,246	205,117	—	6,058	390,421
	2024	201,641	106,704	—	5,063	313,408
	2023	196,532	93,654	3,978,705	4,264	4,273,155
Fuping Chen Vice President, Sales—China ACM Research (Shanghai), Inc.	2025	138,410	240,570	—	3,867	382,847
	2024	164,468	182,520	—	3,232	350,220
	2023	157,845	170,280	6,830,141	—	7,158,266
1.Compensation amounts paid in RMB have been converted, for purposes of the table, to U.S. dollars at the average RMB per U.S. dollar exchange rate for the applicable years.
2.Amounts shown represent the aggregate grant date fair value of option awards granted in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation excluding the effect of estimated forfeitures. The estimated fair value of option awards is calculated based on a Black-Scholes valuation model on the grant date. Amounts include option awards exercisable for Class A common stock and common stock of ACM Shanghai, as applicable. See the “Grants of Plan-Based Awards” table for the applicable year for additional details. These amounts do not necessarily correspond to the actual amounts that may be earned by the NEOs. For assumptions for both ACM Research and ACM Shanghai options made in valuing these awards, see note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
3.The amounts shown include health insurance premiums paid by us.

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Narrative Explanation of the Summary Compensation Table
As more fully described in the Compensation Discussion and Analysis, the compensation paid to our NEOs consists of the following components:
•base salary;
•discretionary annual cash bonuses;
•long-term incentive compensation in the form of stock options; and
•benefits consisting principally of health insurance premiums.
We enter into employment agreements with our employees located principally in the PRC, including each of our NEOs other than Mark McKechnie (who is based in the United States), that contain an employment term and other statutorily required terms and conditions, but do not include compensatory terms. In addition, ACM Shanghai is a party to an employment agreement with Lisa Feng that was entered into as of January 8, 2018 and extended through September 24, 2028. This agreement contains provisions with respect to base salary and annual bonus eligibility.We do not maintain an employment agreement with Mr. McKechnie.
As more fully described in the Compensation Discussion and Analysis, we do not have an established bonus policy for our NEOs. The compensation committee may decide, in its sole discretion, to reward NEOs with annual cash bonuses based on the totality of achievements in a given year, including achievement of individual NEO performance, our business performance, and achievement of specific business objectives, with no specific weighting assigned to any one factor. The program is designed to motivate our NEOs to focus on Company priorities and to reward them for individual results and achievements. There are no specific threshold, target, or maximum levels associated with the performance factors considered or the bonus payouts, and our compensation committee has full discretion to determine the level of bonus payout for each year based on the totality of circumstances for such year.
From time to time, we grant stock options, when appropriate, as the long-term incentive component of our compensation program. Our stock options allow our employees to purchase covered shares at a price equal to the fair market value on the date of grant. In some cases, we attach performance criteria to the vesting of the stock options. Stock options drive stock price performance, since the NEO can only realize the value of the options if our stock price increases above the exercise price. We believe that incorporating stock price growth as part of our long-term equity award design further aligns our executives’ and stockholders’ interests. Stock options create a meaningful foundation of outstanding long-term equity incentives aligned with the long-term interests of our stockholders. In 2025 we did not grant stock options to any of our NEOs. The compensation committee concluded that the other elements of our compensation program (including base salary and annual cash incentive opportunities, as well as outstanding equity awards) were sufficient to achieve our compensation objectives of attracting and retaining executive talent and motivating performance.
Grants of Plan-Based Awards
In 2025, we did not grant any non-equity incentive plan awards to our NEOs, nor did we grant any equity awards to our NEOs.

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Outstanding Equity Awards at December 31, 2025
The following table sets forth information regarding each unexercised option held by each of our NEOs as of December 31, 2025.

		Option Awards
Name		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

David Wang	(1)(3)	480,002	—	—	1.00	12/27/2026
	(1)(3)	150,000	—	—	5.60	4/22/2029
	(1)(4)	1,090,797	—	545,400	7.36	3/19/2030
	(1)(5)	630,000	450,000	—	13.89	8/9/2033
	(2)(6)	625,000	625,000	—	7.06	8/2/2028
Mark McKechnie	(1)(7)	83,333	16,667	—	19.49	08/11/2032
	(1)(5)	175,000	125,000	—	13.89	08/09/2033
Jian Wang	(1)(3)	15,000	—	—	25.45	3/3/2032
	(2)(6)	465,000	465,000		7.06	08/02/2028
Lisa Feng	(1)(3)	30,000	—	—	4.55	11/03/2029
	(1)(3)	30,000	—	—	12.75	04/27/2030
	(1)(3)	22,500	—	—	25.45	03/03/2032
	(1)(5)	58,333	41,667		13.89	03/03/2032
	(2)(6)	155,000	155,000	—	7.06	08/02/2028
Fuping Chen	(1)(3)	21,165	—	—	1.77	01/24/2028
	(1)(3)	30,000	—	—	5.33	08/03/2029
	(1)(3)	60,000	—	—	28.42	07/27/2030
	(1)(3)	3,000	—	—	25.45	03/03/2032
	(2)(6)	360,000	360,000	—	7.06	8/2/2028
1.Option covers Class A common stock.
2.Option covers common stock of ACM Shanghai.
3.Option is fully vested.
4.Option was granted on March 20, 2020. An initial 545,397 shares vested and became exercisable on August 5, 2020, which was the first trading day as of which our market capitalization equaled or exceeded $1,553,383,586. A second tranche of 545,397 shares vested and became exercisable on October 27, 2025, which was the first trading day as of which our market capitalization equaled or exceeded $2,553,383,586. The remaining shares will vest and become exercisable upon the first trading day, if any, on which our market capitalization equals or exceeds $3,553,383,586.
5.Option was granted on August 10, 2023 One quarter of the option shall vest and become exercisable on the first anniversary of the grant date, with the remaining three-quarters vesting and becoming exercisable in equal monthly installments over the following 36 months, subject to continued service through each vesting date. Option accelerates vesting upon a defined change in control of ACM.

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6.Option was granted on August 3, 2023 One quarter of the option shall vest and become exercisable on the each of the first four anniversaries of the grant date, subject to continued service through each vesting date. Option accelerates vesting upon a defined change in control of ACM Shanghai.
7.Option was granted on August 12, 2022. One quarter of the option shall vest and become exercisable on the first anniversary of the grant date, with the remaining three-quarters vesting and becoming exercisable in equal monthly installments over the following 36 months, subject to continued service through each vesting date. Option accelerates vesting upon a defined change in control of ACM.

For information regarding the vesting acceleration provisions applicable to the options held by our NEOs, please see “Compensation Discussion and Analysis—Potential Payments Upon Termination or Change in Control” above.
2025 Option Exercises and Stock Vested
The following table provides information regarding the exercise by the NEOs of vested options during the year ended December 31, 2025. All options were exercised for Class A common stock. The NEOs not listed in the table did not exercise vested options during the year ended December 31, 2025.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)

David Wang	730,000	19,242,900
Mark McKechnie	76,250	1,395,538
Lisa Feng	60,000	1,473,000
1.The value realized on exercise is calculated by multiplying the number of shares of stock by the market value of the underlying shares on each exercise date, minus the aggregate exercise price.
Potential Payments Upon Termination or Change in Control
In addition to PRC statutorily required cash severance, our option awards granted under our 2016 Plan to employees, including NEOs, provide for acceleration upon a change in control, excluding the performance-based stock option granted to David Wang on March 20, 2020. Except for those option arrangements, none of our NEOs is party to a currently effective contract or other arrangement that provides for the acceleration or payment of any benefits in the event of a change in control of our Company or the termination of the NEO’s employment, whether or not the termination occurs within a specified time period after the occurrence of a change in control. NEOs based in the PRC, who include all NEOs other than U.S.-based Mark McKechnie and David H. Wang, may be entitled to statutory severance as required by applicable law, as disclosed in the table below. The amounts below assume a triggering event occurred on December 31, 2025, and the value shown is calculated by multiplying the number of shares of stock that would accelerate by the market value of the underlying shares on December 31, 2025 ($39.45), minus the aggregate exercise price.
For purposes of the 2016 Plan, “change in control” generally means the occurrence of any of the following:
•Any person becomes the owner of securities in the Company representing more than fifty percent of the combined voting power of the Company, other than as a result of a merger, consolidation or similar transaction;
•Consummation of a merger, consolidation or similar transaction of the Company and after such transaction the stockholders of the Company no longer own 50% of the combined outstanding voting power of the surviving entity or the parent of the surviving entity, in substantially the same proportions as their ownership prior to such transaction;

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•A sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Company and the subsidiary; and
•The incumbent board ceases to constitute, for any reason, at least a majority of the members of the board.

Name	Vesting upon Change in Control ($)

David Wang	103,643,939
Mark McKechnie	9,664,000
Jian Wang	210,000
Lisa Feng	4,719,000
Fuping Chen	2,524,897
Equity Compensation Plan Information
The following table provides information as of December 31, 2025 with respect to shares of Class A common stock that may be issued under our equity plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a) (#)(2)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b) ($)(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1) (c) (#)

Equity compensation plans approved by stockholders	7,010,312	12.10	9,999,760
Equity compensation plans not approved by stockholders	—	—	—
Totals	7,010,312	12.10	9,999,760
1.Consists of shares of Class A common stock available as of December 31, 2025 for awards under our 2016 Omnibus Incentive Plan. Excludes securities reflected in column (a). Under the terms of the 2016 Omnibus Incentive Plan, 2,624,473 shares became available for grant effective as of January 1, 2026, which are excluded in column (d). The 2016 Omnibus Incentive Plan provided for an increase on the first day of 2026 equal to the lesser of (i) 4% of the shares outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (ii) such smaller number of shares as may be determined by the Board.
2. Represents shares of Class A common stock underlying options granted under our 2016 Omnibus Incentive Plan.
3. Represents the weighted average exercise price of outstanding options disclosed under column (a).

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CEO Pay Ratio
As required by applicable SEC rules, we are providing the following information about the relationship of the annual total compensation of our median compensated employee (excluding our CEO) and the annual total compensation of David Wang, our chief executive officer as of December 31, 2025, or our CEO. For 2025, our last completed fiscal year:
•The annual total compensation of our median compensated employee (excluding our CEO) for 2025 was $30,498.
•For our CEO’s annual total compensation, we used the amount reported in the “Total” column of the table included under “—Summary Compensation Table” above. The annual total compensation of our CEO, for the purposes of this disclosure, was $632,769.
Based on this information, for 2025 the ratio of the annual total compensation of our CEO to the annual total compensation of our median compensated employee (excluding our CEO) was 21 to 1.
We took the following steps to identify our median compensated employee for 2025.
1.We determined that, as of December 31, 2025, our employee population consisted of 2,518 individuals. This population consisted of our full-time, part-time and temporary employees employed with us as of the December 31, 2025 determination date.
2.To identify the “median employee” from our employee population, we aggregated for each applicable employee, excluding our CEO, (a) annual base salary (or hourly rate multiplied by estimated work schedule, for hourly employees), (b) the bonus amount earned for 2025, which was paid in 2026, and (c) the grant date fair value of equity awards granted in 2025. Once aggregated, we ranked this compensation measure for our employees from lowest to highest and selected the median employee. We annualized the compensation for permanent employees (full-time or part-time) that were employed by us for less than the full fiscal year. We did not make any cost of living adjustments.
For the annual total compensation of our median employee, we identified and calculated the elements of that employee’s compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K of the SEC, resulting in annual total compensation of $30,498.

Compensation amounts paid in RMB have been converted, for purposes of this pay ratio disclosure, to U.S. dollars at the average RMB per U.S. dollar exchange rate during 2025.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions reflecting their employee populations and compensation practices. The pay ratios reported by other companies may not be comparable to the pay ratio reported above, as those companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

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Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing certain information, including information about the relationship between executive compensation actually paid to our principal executive officer (PEO) and Non-PEO NEOs by the Company and certain financial performance of the Company. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis section of this Proxy Statement.

Year	Summary Compensation Table Total for PEO[1]	Compensation Actually Paid to PEO[2]	Average Summary Compensation Table Total for Non-PEO NEOs[3]	Average Compensation Actually Paid to Non-PEO NEOs[4]	Value of Initial Fixed $100 Investment Based On:		Net Income (millions)[7]	Revenue (millions)[8]
					Total Stockholder Return[5]	Peer Group Total Stockholder Return[6]

2025	$632,769	$59,473,472	$422,468	$9,613,916	$146	$176	$122	$901.3
2024	$498,607	($13,612,486)	$357,974	($938,422)	$56	$152	$131	$782.1
2023	$23,533,975	$39,640,249	$5,041,649	$6,772,362	$72	$124	$97	$558.0
2022	$404,982	($20,877,170)	$1,114,059	($1,948,838)	$28	$83	$51	$389.0
2021	$398,876	$10,772,637	$240,810	$4,119,010	$105	$106	$43	$260.0
1.This column represents the amount of total compensation reported for Mr. Wang (our Chief Executive Officer and President) for each corresponding year in the “Total” column of the Summary Compensation Table (“total compensation”). Please refer to the Summary Compensation Table in the applicable proxy statement.
2.This column represents the amount of “compensation actually paid” to Mr. Wang, as computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual amount of compensation earned by or paid to Mr. Wang during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Wang’s total compensation for 2025 to determine the “compensation actually paid”:

Year	Reported Summary Compensation Table Total for PEO(a) ($)	Reported Summary Compensation Table Value of PEO Equity Awards(b) ($)	Adjusted Value of Equity Awards(c) ($)	Compensation Actually Paid to PEO ($)

2025	632,769	—	58,840,703	59,473,472
a.This column represents the amount of total compensation reported for Mr. Wang for 2025 in the “Total” column of the Summary Compensation Table. Please refer to the Summary Compensation Table in this Proxy Statement.
b.This column represents the grant date fair value of equity awards reported in the “Option Awards” column in the Summary Compensation Table for 2025. No equity awards were granted to Mr. Wang in 2025. Please refer to the Summary Compensation Table in this Proxy Statement.The amount in this column is replaced with the amount reported in the Adjusted Value of Equity Awards column in order to arrive at compensation actually paid to PEO for 2025.

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c.This column represents an adjustment to the amounts in the “Option Awards” column in the Summary Compensation Table for 2025. For 2025, the adjusted amount replaces the “Option Awards” column in the Summary Compensation Table for Mr. Wang for 2025. The adjusted amount is determined by adding (or subtracting, as applicable) the following for 2025: (i) the year-end fair value of any equity awards granted in 2025 that are outstanding and unvested as of the end of 2025; (ii) the amount of change as of the end of 2025 (from the end of 2024) in the fair value of any awards granted in prior years that are outstanding and unvested as of the end of 2025; (iii) for awards that are granted and vest in 2025, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in 2025, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in the fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during 2025, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock awards in 2025 prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for 2025.
The amounts added or subtracted to determine the adjusted amount for our PEO are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards at FYE Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value (from the end of the Prior Year) of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation in the Summary Compensation Table for the Year ($)	Adjusted Value of Equity Awards ($)

2025	—	36,499,596	—	22,341,107	—	—	58,840,703
For stock options, the fair value or change in fair value, as applicable, was determined using a Black-Scholes valuation model. The model references the closing stock price, in addition to the stock option’s strike price, expected life, volatility, expected dividend yield, and risk-free rate as of the measurement date. No pension adjustments were applicable as the NEOs do not participate in a pension program.
3.This column represents the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Wang) in the “Total” column of the Summary Compensation Table in each applicable year. Please refer to the Summary Compensation Table in the Company’s Proxy Statement for the applicable year. The names of each of the NEOs (excluding Mr. Wang) included for purposes of calculating the average amounts in each applicable year are as follows: for 2025, 2024, 2023, 2022, and 2021, Mark McKechnie, Jian Wang, Lisa Feng, and Fuping Chen.
4.This column represents the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Wang), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Wang) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Wang) for 2025 to determine the “compensation actually paid”, using the same adjustment methodology described above in Note 2(c):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs(a) ($)	Average Reported Summary Compensation Table Value of Non-PEO NEO Equity Awards(b) ($)	Average Non-PEO NEO Adjusted Value of Equity Awards (c) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2025	422,468	—	9,191,448	9,613,916
a.This column represents the average of the amounts reported for the Company’s NEO as a group (excluding Mr. Wang) in the “Total” column of the Summary Compensation Table in 2025.No equity awards were granted to the Company’s NEO as a group (excluding Mr. Wang) in 2025. Please refer to the Summary Compensation Table in this Proxy Statement.
b.This column represents the average of the total amounts reported for the NEOs as a group (excluding Mr. Wang) in the “Option Awards” column in the Summary Compensation Table in 2025. Please refer to the Summary Compensation Table in this Proxy Statement.The amount in this column is replaced with the amount reported in the Average Non-PEO NEO Adjusted Value of Equity Awards column in order to arrive at compensation actually paid for 2025.

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c.This column represents an adjustment to the average of the amounts reported for the NEOs as a group (excluding Mr. Wang) in the “Option Awards” column in the Summary Compensation Table in 2025 determined using the same methodology described above in Note 2(c) for each NEO (excluding Mr. Wang), which is then averaged to determine the average “compensation actually paid” to the NEOs as a group (excluding Mr. Wang) for 2025.
The amounts added or subtracted to determine the adjusted average amount for our non-PEO NEOs are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year ($)	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards at FYE Granted in Prior Years ($)	Average Fair Value as of Vesting Date of Equity Awards Granted in the Year and Vested in the Year ($)	Average Change in Fair Value (from the end of the Prior Year) of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation in the Summary Compensation Table for the Year ($)	Adjusted Average Value of Equity Awards ($)

2025	—	7,076,292	—	2,115,157	—	—	9,191,449
For stock options, the fair value or change in fair value, as applicable, was determined using a Black-Scholes valuation model. The model references the closing stock price, in addition to the stock option’s strike price, expected life, volatility, expected dividend yield, and risk-free rate as of the measurement date. No pension adjustments were applicable as the NEOs do not participate in a pension program.
5.This column represents cumulative Company total shareholder return (“TSR”) and is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported and reinvesting all dividends until the last day of each reported fiscal year.
6.This column represents cumulative peer group TSR computed in accordance with Note 5. The peer group used for this purpose is the following published industry index: the Russell 1000 index.
7.This column represents the amount of net income reflected in the Company’s audited financial statements for the applicable year.
8.We determined Revenue to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and non-PEO NEOs in 2025. We may determine a different financial performance measure to be the most important financial performance measure in future years.
Financial Performance Measures
As described in greater detail in the Compensation Discussion and Analysis section of this Proxy Statement, the Company’s executive compensation program reflects a pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
•Revenue
•Operating margin
Description of the Information Presented in the Pay versus Performance Table
As described in greater detail in the Compensation Discussion and Analysis section of this Proxy Statement, the Company’s executive compensation program reflects a pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance (as described in greater detail in the Compensation Discussion and Analysis section of this Proxy Statement), not all of those Company measures are presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not

ACM Research, Inc.	48	2026 Proxy Statement

specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. Compensation actually paid is influenced by numerous factors, including but not limited to the timing of new grant issuances and outstanding grant vesting, share price volatility during the fiscal year, our mix of short-term and long-term metrics, and many other factors. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Cumulative TSR of the Company and Cumulative TSR of the Peer Group; Compensation Actually Paid and Cumulative Company TSR
The following chart shows the cumulative TSR of the Company, assuming an initial fixed $100 investment and computed in accordance with the requirements of Item 402(v) of Regulation S-K, versus the TSR of the Company’s Peer Group (the Russell 1000 index), assuming an initial fixed $100 investment and computed in accordance with the requirements of Item 402(v) of Regulation S-K. Please see the Notes above for additional information related to the computation of Company TSR and peer group TSR, respectively.
The following chart also shows the relationship between Compensation Actually Paid to our PEO, and the average of Compensation Actually Paid to our non-PEO NEOs, versus the Company’s cumulative TSR over the five most recently completed fiscal years, in each case as computed in accordance with the requirements of Item 402(v) of Regulation S-K:

PEO and Average Non-PEO NEO Compensation Actually Paid vs TSR
70
60
50
40
30
20
10
0
-10
-20
-30
Compensation Actually Paid ($ Millions)
$250
$200
$150
$100
$50
$—
$(50)
$(100)
TSR (12/31/2020 Indexed to $100)
100
100
106
105
10.8
4.1
83
28
-1.9
-20.9
39.6
124
72
6.8
152
56
-0.9
-13.6
59.5
176
146
9.6
2020
2021
2022
2023
2024
2025
Fiscal Year
David H. Wang Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
ACM Research Inc TSR
Russell 1000 Index TSR

ACM Research, Inc.	49	2026 Proxy Statement

Compensation Actually Paid and Company Net Income
The following chart shows the relationship between Compensation Actually Paid to our PEO, and the average of Compensation Actually Paid to our non-PEO NEOs, versus the Company’s net income during the most-recently completed five fiscal years, in each case as computed in accordance with the requirements of Item 402(v) of Regulation S-K:

PEO and Average Non-PEO NEO Compensation Actually Paid vs Net Income
Compensation Actually Paid ($ Millions)
Net Income ($Millions)
70
60
50
40
30
20
10
0
-10
-20
-30
$150
$120
$90
$60
$30
$—
$(30)
$(60)
43
51
97
131
122
10.8
4.1
-20.9
-1.9
39.6
6.8
-13.6
-0.9
59.5
9.6
2021
2022
2023
2024
2025
Fiscal Year
David H. Wang Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
ACM Research Inc Net Income

ACM Research, Inc.	50	2026 Proxy Statement

Compensation Actually Paid and Company Revenue
The following chart shows the relationship between Compensation Actually Paid to our PEO, and the average of Compensation Actually Paid to our non-PEO NEOs, versus the Company’s revenue during the five most-recently completed fiscal years, in each case as computed in accordance with the requirements of Item 402(v) of Regulation S-K:

PEO and Average Non-PEO NEO Compensation Actually Paid vs Revenue
Compensation Actually Paid ($ Millions)
Revenue ($Millions)
70
60
50
40
30
20
10
0
-10
-20
-30
$1,000
$800
$600
$400
$200
$—
$(200)
$(400)
10.8
4.1
260
-20.9
-1.9
339
39.6
6.8
558
-13.6
-0.9
782
59.5
9.6
901
2021
2022
2023
2024
2025
Fiscal Year
David H. Wang Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Revenue

ACM Research, Inc.	51	2026 Proxy Statement

Proposal 2
Ratification of Appointment of Independent Auditor for 2026
Appointment of Independent Auditor by Audit Committee
The audit committee annually evaluates the performance of our independent auditor, including the senior audit engagement team, and determines whether to reengage the current independent auditor or consider other audit firms.
This year the audit committee has approved the retention of Ernst & Young Hua Ming LLP, or Ernst & Young, as our independent auditor to report on our consolidated financial statements and the effectiveness of our internal control over financial reporting for the year ending December 31, 2026. Factors considered by the audit committee in deciding whether to retain Ernst & Young included:
•Ernst & Young’s global capabilities;
•Ernst & Young’s technical expertise and knowledge of our global operations and industry;
•the quality and candor of Ernst & Young’s communications with the audit committee and management;
•the quality and efficiency of the services provided by Ernst & Young, including input from management on Ernst & Young’s performance;
•Ernst & Young’s objectivity and professional skepticism;
•external data on audit quality and performance, including recent Public Company Accounting Oversight Board (“PCAOB”) reports on Ernst & Young and its peer firms;
•Ernst & Young’s use of technology to aid in audit efficiency;
•Ernst & Young’s independence, how effectively Ernst & Young demonstrated its independent judgment, and the controls and processes in place that help ensure Ernst & Young’s independence; and
•the appropriateness of Ernst & Young’s fees.

ACM Research, Inc.	52	2026 Proxy Statement

Proposed Ratification of Independent Auditor
The audit committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. Although ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, the board of directors is submitting the appointment of Ernst & Young to our stockholders for ratification because we value the views of our stockholders.
The audit committee considers Ernst & Young to be well qualified. In the absence of contrary specification, the proxy holders will vote proxies received in response to this solicitation in favor of ratification of the appointment. In the event that stockholders fail to ratify the appointment of Ernst & Young, the audit committee will reconsider the appointment of Ernst & Young. Even if the appointment is ratified, the ratification is not binding and the audit committee may in its discretion select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of our Company and stockholders.
Representatives of Ernst & Young are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they desire.
Accordingly, stockholders are being asked to vote on the following resolution:
Resolved
That the stockholders ratify the appointment by the audit committee of the board of directors of Ernst & Young as the independent registered public accounting firm of ACM Research, Inc. for the performance of independent audit services for the fiscal year ending December 31, 2026.

VOTE

The board of directors recommends a vote FOR the ratification of the appointment of Ernst & Young Hua Ming LLP as our independent auditor for 2026.

ACM Research, Inc.	53	2026 Proxy Statement

Accounting Matters
Principal Independent Auditor Fees
The following table sets forth the aggregate fees billed to us by Ernst & Young for professional services rendered for the fiscal years ended December 31, 2025 and 2024.

	2025 ($)	2024 ($)

Audit Fees	1,680,000	1,610,000
Audit-Related Fees	—	—
Tax Fees	109,973	115,100
All other Fees	—	—
Total Fees	1,789,973	1,725,100
Services Associated with Fees. Audit Fees relate to professional services provided in connection with the audit of our financial statements and internal control over financial reporting, the review of our quarterly financial statements, registration statements and audit services provided in connection with other statutory or regulatory filings. Audit-related Fees relate to the performance of the audit or review of our financial statements, and are not included in Audit Fees. Tax Fees relate to services provided for tax compliance and planning. All Other Fees relate to professional fees not included in the categories above.
Audit Committee Pre-Approval Policies and Procedures
The audit committee has adopted a policy that requires the audit committee or a member of the audit committee to pre-approve all engagements with our independent auditor. These services include audit services, audit-related services and tax services. Each year, the audit committee must approve the independent auditor’s retention to audit our financial statements, subject to ratification by the stockholders. The audit committee also approves the estimated fees associated with the audit before the audit begins. The audit committee or a member of the audit committee also pre-approves any engagement of an auditing firm other than the independent auditor to perform a statutory audit for any of our subsidiaries.
Report of the Audit Committee
The audit committee, or the Audit Committee, of the board of directors of ACM Research, Inc., or ACM, consists entirely of directors who meet the independence requirements of the listing standards of Nasdaq and the rules and regulations of the SEC, as determined by the board of directors. The Audit Committee is responsible for providing independent, objective oversight of the financial reporting processes and internal controls for ACM. The Audit Committee operates under a written charter approved by the board of directors. A copy of the current charter is available at https://ir.acmr.com/corporate-governance/highlights.
Management is responsible for ACM’s system of internal control over financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles and for the annual report on ACM’s internal control over financial reporting. The independent auditor is responsible for performing an independent audit of ACM’s consolidated financial statements in accordance with the standards of the PCAOB, and for issuing a report on the financial statements and the effectiveness of ACM’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes. In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relied on the work and assurances of management, the internal audit group, and the independent auditor. Audit

ACM Research, Inc.	54	2026 Proxy Statement

Committee members do not serve as professional accountants or auditors for ACM, and their functions are not intended to duplicate or certify the activities of ACM’s management or independent auditor.
Consistent with its monitoring and oversight responsibilities, the Audit Committee met with management and Ernst & Young, the independent auditor of ACM, to review and discuss the December 31, 2025 audited consolidated financial statements. Management represented that ACM had prepared the consolidated financial statements in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with Ernst & Young the matters required by the PCAOB in accordance with Auditing Standard No. 1301, “Communications with Audit Committees.”
The Audit Committee received from Ernst & Young the written communication that is required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee discussed with Ernst & Young that firm’s independence. The Audit Committee also considered whether Ernst & Young’s provision of non-audit services and the audit and non-audit fees paid to Ernst & Young were compatible with maintaining that firm’s independence. On the basis of these reviews, the Audit Committee determined that Ernst & Young has the requisite independence.
Management completed the documentation, testing and evaluation of ACM’s system of internal control over financial reporting as of December 31, 2025 as required by Section 404 of the Sarbanes-Oxley Act of 2003. The Audit Committee received periodic updates from management and Ernst & Young at Audit Committee meetings throughout the year and provided oversight of the process. Prior to filing ACM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, or the Form 10-K, with the SEC, the Audit Committee also reviewed management’s report on the effectiveness of ACM’s internal control over financial reporting contained in the Form 10-K, as well as the Report of Independent Registered Public Accounting Firm provided by Ernst & Young and also included in the Form 10-K. Ernst & Young Hua Ming LLP’s reports included in the Form 10-K related to its audit of ACM’s consolidated financial statements and internal control over financial reporting.
Based upon the Audit Committee’s discussions with management and Ernst & Young Hua Ming LLP and the Audit Committee’s review of the information provided by, and the representations of, management, the Audit Committee recommended to the board that the audited consolidated financial statements of ACM as of and for the year ended December 31, 2025 be included in the Form 10-K.
Respectfully submitted by the members of the Audit Committee.
Tracy Liu (Chair)
Haiping Dun
Charles Pappis

ACM Research, Inc.	55	2026 Proxy Statement

Stockholder Proposals for 2027 Annual Meeting
In order for stockholder proposals for the 2027 Annual Meeting of Stockholders to be eligible for inclusion in the proxy statement and form of proxy card for that meeting, we must receive the proposals at our corporate headquarters, 42307 Osgood Road, Suite I, Fremont, California 94539, directed to the attention of our Corporate Secretary, no later than December 31, 2026. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act, which sets forth the requirements for the inclusion of stockholder proposals in our sponsored proxy materials.
Our bylaws set forth the procedures you must follow in order to nominate a director for election or present any other proposal at an annual meeting of our stockholders, other than proposals intended to be included in our sponsored proxy materials. In addition to any other applicable requirements, for a stockholder to properly bring business before the 2027 Annual Meeting of Stockholders, the stockholder must give us notice thereof in proper written form, including all required information, at our corporate headquarters, 42307 Osgood Road, Suite I, Fremont, California 94539, directed to the attention of our Corporate Secretary, no later than the close of business on March 14, 2027, nor earlier than the close of business on February 12, 2027. A copy of our bylaws is available at https://ir.acmr.com/corporate-governance/highlights.
Delivery of Documents to Security Holders Sharing an Address
SEC rules permit us to deliver one copy of the proxy materials, or one Notice of Internet Availability, to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. This delivery method, which is known as “householding,” can reduce our expenses for printing and mailing. Any stockholder of record at a shared address to which a single copy of the proxy materials or Notice of Internet Availability, was delivered may request a separate copy of the proxy materials, or Notice of Internet Availability, as applicable, by (a) sending a letter to Shareholder Services at ACM Research, Inc., 42307 Osgood Road, Suite I, Fremont, California 94539, to the attention of our Corporate Secretary, or (b) sending us an email at investor.relations@acmrcsh.com. Stockholders of record who wish to receive separate copies of these documents in the future may also contact us as stated above. Stockholders of record who share an address and receive two or more copies of the proxy materials or Notice of Internet Availability may contact us as stated above to request delivery of a single copy. A stockholder who holds shares in “street name” and who wishes to obtain copies of proxy materials should follow the instructions on the stockholder’s voting instruction form or should contact the holder of record.
Other Matters
We will pay all expenses of preparing, printing and mailing the Annual Meeting proxy materials, as well as all other expenses of soliciting proxies for the Annual Meeting on behalf of the board of directors.

ACM Research, Inc.	56	2026 Proxy Statement

Appendix A
ACM RESEARCH, INC.
2026 Annual Meeting of Stockholders Rules of Conduct and Procedures
Welcome to the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of ACM Research, Inc. (the “Company”). In the interest of providing a fair and informative Annual Meeting, participants are required to honor the following Rules of Conduct and Procedures:
1.The Company’s bylaws describe requirements for meetings of our stockholders, and the Annual Meeting will be conducted consistent with those requirements.
2.The Chair of the Company’s Board of Directors will serve as the chair of the Annual Meeting (the “Chair”) and will have the authority and discretion necessary to preside over the Annual Meeting, including following adjournment of the formal business of the Annual Meeting. In the event of disorder, technical malfunction or any other issue that disrupts the Annual Meeting, the Chair may adjourn, recess or expedite the Annual Meeting or take such other action that he determines is appropriate in light of the circumstances. In the event of any question of conduct or procedures that is not addressed expressly and clearly by these Rules of Conduct and Procedure, the Chair is authorized to address the question in such manner as he determines, in his reasonable judgment, to be in the best interest of conducting a fair and informative Annual Meeting consistent with the purposes of the Annual Meeting.
3.The Annual Meeting is a virtual-only meeting. The live audio webcast of the Annual Meeting will be available for listening by the general public, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders.
4.Participants may access a live webcast of the Annual Meeting, and stockholders may submit questions and vote their shares, at virtualshareholdermeeting.com/ACMR2026.
5.Each stockholder of record as of 5 p.m., Eastern time, on April 13, 2026 may log into the webcast by entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or proxy card received from the Company. If you have voted your shares prior to the start of the Annual Meeting, your vote has been received by the Company’s inspector of elections and there is no need to vote those shares during the Annual Meeting, unless you wish to revoke or change your vote.
6.The Meeting will begin at 7:00 a.m., Pacific time, on June 10, 2026. The only business to be conducted at the Annual Meeting will consist of the consideration of, and voting on, the two proposals set forth in the Proxy Statement for the Annual Meeting. These proposals will be considered sequentially at the Annual Meeting, in the order they are enumerated and set forth in the Proxy Statement.
7.If a stockholder has a question about the agenda matter that is to be voted on at the Annual Meeting as set forth in the Company’s 2026 Proxy Statement, the question may be submitted in the field provided in the web portal at or before the time the matter is presented for consideration at the Annual Meeting. We will answer questions on the matter set forth in the Company’s 2026 Proxy Statement to be voted on by the stockholders at the Annual Meeting before voting is closed. During this period, the Company will not permit discussions or questions that are not relevant or pertinent to the agenda matter being discussed, as determined by the Chair in his reasonable judgment.

ACM Research, Inc.	A-1	2026 Proxy Statement

8.Following adjournment of the formal business of the Annual Meeting, the Company’s management will give a presentation about the Company’s business. At the conclusion of this presentation, the Company will address appropriate general questions from stockholders regarding the Company. The following rules will apply to this process:
a.To ensure that as many stockholders as possible are able to ask questions, each stockholder will be permitted to submit no more than two questions. Questions must be succinct and cover a single topic. All questions will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language.
b.We will answer questions in the order received, except that:
i.Questions from multiple stockholders related to the same topic or that are otherwise related may be grouped and answered together.
ii.Any second question from a stockholder will be deferred until such time as all appropriate first questions from stockholders have been addressed.
iii.If more questions are presented than time permits to be answered, the list of questions to be considered will be shortened by removing from the list: first, any question determined by the Chair to be substantially duplicative of another question that has been discussed; second, any question presented by a stockholder whose first question has been discussed; and, third, the last submitted questions (ordered by time received).
c.The views, questions and constructive comments of all stockholders are valued and welcomed. The purpose of the Annual Meeting must be observed, however, and the Company will not permit questions that:
i.are not relevant or pertinent to the business of the Company;
ii.are related to material non-public information of the Company;
iii.are related to pending or threatened litigation or investigations;
iv.are in furtherance of a stockholder’s personal or business interests;
v.are repetitious of statements made by another stockholder;
vi.are related to personal grievances;
vii.include derogatory references to individuals or are otherwise in bad taste; or
viii.are out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair in his reasonable judgment.
9.If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, such matters may be raised separately after the Annual Meeting by contacting Investor Relations at investor.relations@acmrcsh.com.
10.Recording of the Annual Meeting is prohibited without the prior written permission of the Company. A webcast playback of the Annual Meeting will be available at http://ir.acmrcsh.com/presentations within approximately 24 hours after the completion of the Annual Meeting and will remain publicly available until our next annual meeting of stockholders in 2027. The webcast playback will include each stockholder question addressed during the Annual Meeting.
11.A violation of any of the above conduct requirements will be cause for dismissal from the Annual Meeting.
THANK YOU FOR YOUR COOPERATION AND FOR JOINING THE ANNUAL MEETING.

ACM Research, Inc.	A-2	2026 Proxy Statement

ACM RESEARCH

ACM RESEARCH, INC.
42307 OSGOOD ROAD, SUITE I
FREMONT, CA 94539

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 9, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ACMR2026**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 9, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

	For	Withhold
1a. Haiping Dun	☐	☐
1b. Tracy Liu	☐	☐
1c. David H. Wang	☐	☐
1d. Charlie Pappis	☐	☐

The Board of Directors recommends you vote FOR Proposal 2.

	For	Against	Abstain
2. Ratification of appointment of Ernst & Young Hua Ming LLP as independent auditor for year 2026.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000690172_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

ACM RESEARCH, INC.
Annual Meeting of Stockholders
June 10, 2026 7:00 A.M. PT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) David H. Wang and Mark A. McKechnie, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock of ACM RESEARCH, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 7:00 A.M., Pacific Time on June 10, 2026, at the virtual only-meeting, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000690172_2 R2.09.05.010